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                                                                     EXHIBIT 3.1

                          TRANSKARYOTIC THERAPIES, INC.

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION


         The Certificate of Incorporation was filed on July 7, 1988, and the Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State or the State of Delaware on February 14, 1992, as amended on April 16, 1993 and July 1, 1993, respectively, as hereby further amended and restated in its entirety to read as follows:

                                   ARTICLE I.

         The name of the Corporation is Transkaryotic Therapies, Inc.


                                   ARTICLE II.

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE III.

         The nature of the business of the Corporation and the purposes for which it is Organized are:

         (a) To engage in research and development in the field of gene therapy and to pursue various commercial applications of such research;

         (b) to engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware; and

         (c) in general, to possess and exercise all the powers and privileges granted by the General Corporation Law of the State of Delaware or by any other law of the State of Delaware or by this Certificate of Incorporation, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

                                   ARTICLE IV.

         This Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and preferred Stock. The total number or shares of Common
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Stock this Corporation shall have authority to issue is 15,000,000, par value
$0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 1,941,000, par value $1.00 per share. There shall be three classes of Preferred Stock. The first such class shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second such class shall consist of 66,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); and the third such class shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock," and together with the Class A Preferred Stock and the Class B Preferred Stock, the "Preferred Stock").

         The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations, or restrictions thereof, granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:

         1.       DIVIDENDS.

                  1.1.     Preferred Stock.

                           (a) Subject to Section 4.1, the holders of the Class
A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets at the time legally available, when and as declared by the Board of Directors, on a pro rata basis in accordance with the number of shares of Class A Preferred Stock held by each such holder, which shall accrue from day-to-day at the rate per annum of $70.00 per share, payable quarterly on the last day of each March, June, September and December (commencing March 31, 1992) and an additional amount equal to the amount of the accrued dividend on the preferred stock exchanged by such holder in consideration of Class A Preferred Stock pursuant to the Stock Exchange Agreement dated February 14, 1992, between the Corporation and such holder, and in preference and priority to any payment of any dividend on any Class B Preferred Stock, Class C Preferred Stock and Common Stock of the Corporation. To the extent that such dividends are not paid, because there exist no funds legally available therefor or for any other reason, such dividends shall accrue.

                           (b) No dividend shall be paid on the Class B
Preferred Stock, the Class C Preferred Stock or the Common Stock in any year until all declared and accumulated dividends have been paid on the Class A Preferred Stock. In the event the Board of Directors shall have declared and paid, or set apart for payment, dividends at the rate specified in Section 1.1(a) in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor on the Common Stock, such additional dividends shall, subject to Section 1.1(a) hereof, be declared and paid on each share of Class B Preferred Stock and Class C Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the additional

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dividends paid on such number of shares of Common Stock into which each share
Class B Preferred Stock and Class C Preferred Stock is convertible on the record date for such dividend payment.

                  1.2. Common Stock. Subject to the preferences and other rights of the Preferred Stock set forth in Section 1.1, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, on a pro rata basis in accordance with the number of shares of Common Stock held by each such holder.

         2. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

                           (a) The holders of the Class A Preferred Stock, the
Class B Preferred Stock and the Class C Preferred Stock shall first be entitled to receive, prior and in preference to any distribution or any of the assets of the Corporation to the holders of any other class of Preferred Stock or Common Stock by reason of their ownership of such stock, the amount of $700.00 per share of Class A Preferred Stock, $400.00 per share of Class B Preferred Stock and $8.00 per share of Class C Preferred Stock plus accrued but undeclared and declared but unpaid dividends on each such share. If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of the Class A Preferred Stock, the Class B Preferred Stock and the Class C Preferred Stock of the full aforesaid preferential amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock, the Class B Preferred Stock and the Class C Preferred Stock in accordance with the aggregate liquidation preference of the shares of Class A Preferred Stock, Class B Preferred Stock and/or Class C Preferred Stock held by each of them.

                           (b) After payment has been made to the holders of the
Class A Preferred Stock, the Class B Preferred Stock and the Class C Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock, the holders of the Class B Preferred Stock and the holders of the Class C Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held by them, assuming conversion of the Class B Preferred Stock and the Class C Preferred Stock at the respective Conversion Prices then in effect.

                           (c) For purposes of this Section 2, a merger or
consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options and warrants) or the surviving corporation, or the sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation. Approval of any of the foregoing events by the holders of at least a majority of the Preferred Stock pursuant to Section 5 hereof shall be deemed an election not to treat any of the foregoing events as a liquidation, dissolution or winding up hereunder.


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         3.       VOTING RIGHTS.

                  3.1. Generally. Subject to Section 5 hereof and except as otherwise required by law, the holder of each share of Common Stock issued and outstanding shall have one vote in respect of each share of Common Stock and the holder of each share of Class B Preferred Stock and/or Class C Preferred Stock issued and outstanding shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Class B Preferred Stock and/or Class C Preferred Stock can be converted at the record date for determination of those entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is obtained, such votes to be counted together with all other shares of stock of the Corporation having voting power in the election of directors and not separately as a class. Except as otherwise provided by law or in this Certificate of Incorporation, the holders of Class A Preferred Stock shall not be entitled to notice of, or to vote at, any meeting of the stockholders of the Corporation or to vote on any matter relating to the business of affairs of the Corporation. Record holders of Common Stock, Class B Preferred Stock and/or Class C Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation.

                  3.2. Class. A Preferred Stock Director. Notwithstanding the provisions of Section 3.1:

                           (a) In an event that seven (7) consecutive quarterly
dividends with respect to the Class A Preferred Stock as set forth in Section 1.1(a) shall be in arrears and shall not have been paid in full, whether or not earned, or in the event the Corporation shall be more than one year in arrears in the redemption of Class A Preferred Stock, then, upon notice to the Corporation given by the holders of not less than 50% of the Class A Preferred Stock then outstanding, the holders of the Class A Preferred Stock shall as a class become entitled to elect one member to the Board of Directors until all accumulated and unpaid dividends thereon and all redemptions in arrears shall have been paid, whereupon such right of the holders of the Class A Preferred Stock to elect one director shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described. Failure by the holders of the Class A Preferred Stock to exercise their rights under this
Section 3.2 promptly upon the occurrence of the conditions giving rise to such rights shall not be deemed to be a waiver of such rights, such rights being exercisable at any time such conditions shall have occurred and be continuing.

                           (b) Immediately upon accrual of such right of the
holders of Class A Preferred Stock to elect a director pursuant to paragraph (a) above, the number of directors of the Corporation shall, ipso facto, be increased by one, and the directors of the Corporation shall thereupon be divided into classes. One such class shall consist of one director (the "Preferred Director") elected solely by the holders of Class A Preferred Stock (voting as a class), and the other class shall consist of the remaining directors. Whenever the number of directors of the Corporation shall have been so increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and without the vote of the holders of Class A Preferred Stock, provided that no such action shall impair the right of the holders of Class A

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Preferred Stock to elect the Preferred Director. The holders of the Class A
Preferred Stock may at their option at any time exercise their rights under this
Section 3.2 by written consent without a meeting in accordance with the General Corporation Law of Delaware.

                           (c) Each Preferred Director elected by the holders of
Class A Preferred Stock shall serve for a term of one year and until his or her successor is elected and qualified, or, if earlier, until the right to elect such director ceases in accordance with paragraph (a) above. So long as the holders of Class A Preferred Stock are entitled to elect a Preferred Director, any vacancy in the position of Preferred Director may be filled only by the holders of the Class A Preferred Stock entitled to vote thereon. The Class A Preferred Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Class A Preferred Stock called for such purpose, or the written consent, of the holders of record of a majority of the then outstanding shares of Class A Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

                           (d) Upon the termination of the right of holders of
Class A Preferred Stock to elect a Preferred Director, the term of office of the Preferred Director shall forthwith terminate and the number of directors of the Corporation shall thereupon be appropriately decreased.

         4.       CONVERSION.

                  4.1. Optional Conversion. The holders of the Class B Preferred Stock and the Class C Preferred Stock (together, the "Additional Preferred Stock") shall have conversion rights as follows (the "Additional Preferred Conversion Rights"). Each share of Additional Preferred Stock shall be convertible (at the option of the holder thereof) any time at the office of the Corporation or any transfer agent for the Additional Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing the Original Issuance Price (as defined below) for such class of Preferred Stock by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). For the Class C Preferred Stock, the Original Issuance Price is $8.00 and the initial Conversion Price is $8.00. All calculations under this Section 4 shall be made to the nearest cent.

                  4.2.     Automatic Conversion.

                           (a) Class A Preferred Stock. Immediately upon the
closing of an initial public offering of TKT Common Stock at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combination, or similar recapitalizations occurring after the date hereof) and which results in gross proceeds to the Corporation of at least ten million dollars ($10,000,000) ("Qualified Public Offering"), and simultaneously with the conversion of the Class B Preferred Stock and the Class C Preferred Stock into Common Stock, all Class A Preferred Stock then outstanding and all rights to any and all then unpaid accrued dividends thereon shall automatically be converted into the number of original issue shares of Common Stock produced by dividing (a) six million

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dollars ($6,000,000) by (b) the price per share at which Common Stock is offered in the Qualified Public Offering.

                           (b) Additional Preferred Stock. At any time upon the
closing of a Qualified Public Offering, each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price of such class of Preferred Stock. In the event of the automatic conversion of Additional Preferred Stock upon a Qualified Public Offering, the party entitled to receive the Common Stock issuable upon such conversion of Additional Preferred Stock shall not be deemed to have converted such Additional Preferred Stock until such party has received from the Corporation all declared and unpaid dividends and accrued but undeclared dividends owed with respect to such party's Additional Preferred Stock and, in any event, until immediately prior to the closing of the Qualified Public Offering.

                           Each share of Additional Preferred Stock shall
automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for such class of Preferred Stock upon the vote to so convert of the holders of at least 66 2/3% of such class of Additional Preferred Stock then outstanding. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class B Preferred Stock in the event at least 66 2/3% of the Class B Preferred Stock purchased pursuant to (i) the Class B Preferred Stock Purchase Agreement dated as of February 14, 1992 among the Corporation and the purchasers listed on Schedule A thereto (the "1992 Class B Agreement") and (ii) the Class B Preferred Stock Purchase Agreement dated as of April 20, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the 1993 Class B Agreement"), collectively as one group, have been converted into Common Stock. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class C Preferred Stock in the event at least 66 2/3% of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock and Warrant Purchase Agreement dated as of November 3, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "Class A Agreement") have been converted into Common Stock.

                  4.3. Mechanics of Conversion. Before any holder of Additional Preferred Stock shall be entitled to convert such Stock into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates evidencing the shares of Additional Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Additional Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
Section 4.2, the outstanding shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Class A Preferred

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Stock or Additional Preferred Stock, as the case may be, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Class A Preferred Stock or Additional Preferred Stock, as the case may be, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled hereunder and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Additional Preferred Stock, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Additional Preferred Stock to be converted, or in the case of automatic conversion immediately prior to closing of the qualified conversion of Class A Preferred Stock or Additional Preferred Stock described in Sections 4.1 and 4.2, as applicable, and the party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  4.4. Adjustment of Conversion Prices due to Issuance of Additional Shares. The Conversion Price in effect from time to time for the Additional Preferred Stock shall be subject to adjustment as follows:

                           (a) Special Definitions. For purposes of this
Section 4.4, the following definitions shall apply:

                                    (i) "Options" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                    (ii) "Original Issue Date" shall mean the
date on which the class of such Additional Preferred Stock is first issued by the Corporation.

                                    (iii) "Convertible Securities" shall mean
any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                                    (iv) "Additional Shares of Common Stock"
shall mean all shares of Common stock issued (or, pursuant to Subsection 4.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                                            (A) upon conversion of the
Additional Preferred Stock authorized herein;

                                            (B) as a dividend or distribution on
the Class A Preferred Stock or Additional Preferred Stock or any event for which adjustment is made pursuant to Section 4.4(f) hereof;


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                                            (C) by way of dividend or other
distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C);

                                            (D) out of those 1,250,000 shares of
Common Stock reserved for issuance pursuant to the 1993 Long-Term Incentive Plan or out of those 180,000 shares of Common Stock reserved for issuance pursuant to the 1993 Non-Employee Directors' Stock Option Plan or pursuant to any other stock option, stock bonus or other employee stock plan approved by the holders of at least a majority of the Additional Preferred Stock voting as one class, which approval shall include the number of shares of Common Stock available for distribution under any such plan; or

                                            (E) upon the exercise of any options
or warrants outstanding on the Original Issue Date.

                           (b) No Adjustment of Conversion Price. No adjustment
in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior, to such issue.

                           (c) Deemed Issuance of Additional Shares of Common
Stock - Options and Convertible Securities. Except as provided in Section 4.4(a) or Section 4.4(b) hereof, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the document relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued.

                                    (i) no further adjustment in the applicable
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (ii) if such Options or Convertible
Securities by their terms provided, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable,

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upon the exercise, conversion or exchange thereof, the applicable Conversion
Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (iii) upon the expiration of any such
Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if,

                                            (A) in the case of Convertible
Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any actually issue upon the exercise of such Options of the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                            (B) in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                    (iv) no readjustment pursuant to clause (ii)
or (iii) above all have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date, or (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (d) Adjustment of Conversion Price Upon Issuance of
Additional Shares of Common Stock. In the event the corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4(c)) for a consideration per share less than the applicable Conversion Price of a class of Additional Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price for such class of Additional Preferred Stock shall be recomputed, concurrently with such issue (calculated to the nearest cent) by dividing (x) an among equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior such issue multiplied by the effective Conversion Price and (2) the consideration, if any, deemed received by the Corporation upon such issue by (y)

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the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for the purpose of this Section 4.4(d), all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Additional Preferred Stock shall be deemed to be outstanding, other than shares of Common Stock excluded from the definition of Additional Shares of Common Stock in this Section 4.4. In no event will the Conversion Price be adjusted as the result of a particular issuance of securities to a price less than the price per share of the Additional Shares of Common Stock issued in such issuance nor shall any adjustment be made in the Conversion Price of any class of Additional Preferred Stock as a result of any issuance of any Additional Shares of Common Stock at a price per share in excess of the initial Conversion Price of such class of Additional Preferred Stock nor any adjustments made in such Conversion Price which would result in a Conversion Price higher than the then applicable Conversion Price.

                           (e) Determination of Consideration. for purposes of
this Section 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (i) Cash and Property. such consideration
shall:

                                            (A) insofar as it consists of cash,
be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                            (B) insofar as it consists of
property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                                            (C) insofar as Additional Shares of
Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided n clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

                                    (ii) Options and Convertible Securities. the
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4(c)(i), relating to Options and Convertible Securities, shall be determined by dividing

                                            (A) the total amount, if any,
received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

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                                            (B) the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (f) Adjustments for Subdivisions, Stock Dividend
Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  4.5. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of the Corporation other than shares of Common Stock, securities of other persons, evidences or indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.4(c), then, in each such case for the purpose of this Section 4.5, the holders of the Additional Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of such Additional Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  4.6. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Amended and Restated Certificate of Incorporation), provision shall be made so that the holders of the Additional Preferred Stock shall thereafter be entitled to receive upon conversion of the Additional Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Additional Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such class of Additional Preferred Stock) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

                  4.7. No Impairment. The Corporation will not, by further amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock and Additional Preferred Stock against impairment.

                  4.8. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any share of Class A or Additional Preferred Stock. If, upon conversion of any share of Class A or Additional Preferred Stock, the registered holder would, except for the provisions of this Section 4.8, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then applicable Conversion Price shall be paid by the Corporation in cash to such registered holder.

                  4.9. Reservation of Shares. The Corporation agrees that, so long as any share of Class A or Additional Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issue upon conversion of the Class A or Additional Preferred Stock, the full number of shares of Common Stock then issuable upon exercise of the Class A and Additional Preferred Stock.

                  4.10. Validity of Shares. The Corporation agrees that it will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Class A or Additional Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient of the then current par value of the Class A, Class B and Class C Preferred Stock divided by the number of shares of Common Stock into which each share of Class A, Class B or Class C Preferred Stock can, from time to time, be converted.

                  4.11. Notice of Adjustment. Upon each adjustment of the Conversion Price, the Corporation shall give prompt written notice thereof addressed to the registered holder of each share of the class of Additional Preferred Stock so affected at the address of such holder as shown on the records of the Corporation, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such holder's shares of Additional Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based together with a certificate of the chief financial officer of the Corporation stating that he or she has examined such notice and certifying that the information contained therein is accurate.

                  4.12. Notice of Capital Changes.  If at any time:

                           (a) the Corporation shall declare any dividend or
distribution payable to the holders of its Common Stock;

                           (b) The Corporation shall offer for subscription pro
rate to the holders of Common Stock any additional shares of stock of any class or other rights;

                           (c) there shall be any capital reorganization or
reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                           (d) there shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Corporation;

then, in any such case, the Corporation shall give the registered holders of the Additional Preferred Stock written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the record date with respect thereto.

                  4.13. Taxes. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of the Additional Preferred Stock.

                  4.14. Waiver of Adjustment.

                          (a) With the consent of the holders of at least
sixty-six and two-thirds percent (66-2/3%) of the then currently outstanding shares of Class B Preferred Stock or Class C Preferred Stock, any antidilution adjustment to which such class of preferred stock would otherwise be entitled under this Section 4 may be limited or waived in its entirety. In the event of such a limitation or waiver, the Corporation shall not be required to make any adjustment whatsoever with respect to the Conversion Price of such class of Preferred Stock, or to make any adjustment with respect to such class of Preferred Stock in excess of such limit, as the terms of such consent may dictate.

                          (b) Any holder of Additional Preferred Stock shall
also be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any antidilution adjustment to which such holder would otherwise be entitled pursuant to the provisions of this Section 4.

         5. COVENANTS. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the then issued and outstanding shares of the applicable class of Preferred Stock:

                           (a) amend or repeal any provision of the
Corporation's Amended and Restated Certificate of Incorporation so as to adversely affect the rights, preferences, or privileges of such class of Preferred Stock;

                           (b) authorize or issue additional shares of any class
or series of stock of the Corporation other than series of stock of the Corporation ranking equal or junior in rights to such class of Preferred Stock as to dividends or redemption or rights on liquidation, dissolution or winding up;

                           (c) increase the authorized number of shares of such
existing class of Preferred Stock or authorize the reissuance thereof after repurchase or redemption;

                           (d) authorize any liquidation, dissolution, winding
up of the affairs of the Corporation, consolidation or merger of the Corporation into or with another corporation or corporations, sale of all or substantially all of the Corporation's assets (unless after such consolidation or merger all the terms of such class of Preferred Stock would remain in effect and be assumed by the consolidated or surviving corporation), or distribution of the Corporation's assets by way of return of capital;

                           (e) change the par value of such class of Preferred
Stock;

                           (f) alter in any way the voting rights of such class
of Preferred Stock.

         6.       REDEMPTION.

                           (a) The Corporation shall redeem (to the extent that
such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price of One Thousand Dollars ($1,000) per share, plus an amount equal to any and all dividends accrued and unpaid, but without interest, on the 31st day of December (the "Redemption Date") of each of the years of 1995 through 1998 Seven hundred fifty (750) shares of Class A Preferred Stock (or such lesser number as shall then be outstanding). If the Corporation is unable on any Redemption Date to redeem any shares of Class A Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

                           (b) The Corporation shall have the right, at its
option, to redeem as a whole, or from time to time in part, shares of Class A Preferred Stock at the redemption price specified in the preceding paragraph plus an amount equal to any and all dividends accrued and unpaid, but without interest. The Corporation may credit against any mandatory redemption specified in paragraph (a) any shares of Class A Preferred Stock redeemed pursuant to this paragraph (b) or otherwise acquired by the Corporation. Any such credit shall be applied against mandatory redemptions in the inverse order of the above-stated redemption requirements.

                           (c) In case of redemption of any part of the shares
of Class A Preferred Stock at any time outstanding, the Corporation shall designate by lot the shares so to be redeemed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which the drawings by lot shall be conducted.

                           (d) Notice of every redemption provided for in this
Section 6 shall be given by mailing the same to every holder of record, any of whose shares are then to be redeemed, not less than fifteen (15) nor more than thirty (30) days prior to the date fixed as the date of the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice shall state the shares specified in such notice will be redeemed by the Corporation at the redemption price and on the date specified in such notice, upon the surrender for cancellation at the placed designated in such notice, or the certificates representing the shares so the be redeemed, properly endorsed in blank for transfer in blank, bearing any necessary transfer tax stamps thereto affixed and cancelled, or accompanied by cash or a certified check in the amount of any stock transfer tax applicable to such transaction. On and after the date in the notice described above, each holder of shares called for redemption, upon presentation and surrender in accordance with such notice of the certificates for shares held by such holder and called for redemption, shall be entitled to receive therefor the applicable redemption price. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to pay the redemption price of shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates for such shares be surrendered for redemption and cancellation, and such shares so called for redemption shall from and after such date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive such redemption price but without any interest thereon from or after such date.

                           (e) Notwithstanding any other provision of this
Section 6, if the holders of at least a majority of the Class A Preferred Stock elect not to have the Corporation redeem the Class A Preferred Stock, then the Corporation shall not redeem any shares of Class A Preferred Stock.

         7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Class A, Class B or Class C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and limited from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of any such class of Preferred Stock accordingly.

         8. AMENDMENTS AND WAIVERS.

                           (a) Any action, approval, request, consent, notice or
waiver which is required or permitted under this Article IV with respect to the Class A Preferred Stock shall become effective and binding upon all holders of Class A Preferred Stock if the same is approved by the vote or written consent of the holders of at least a majority of the Class A Preferred Stock then issued and outstanding.

                           (b) Any action, approval, request, consent, notice or
waiver which is required or permitted under this Article IV with respect to the Class B Preferred Stock shall become effective and binding upon all holders of Class B Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class B Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Restated Certificate of Incorporation.

                           (c) Any action, approval, request, consent, notice or
waiver which is required or permitted under this Article IV with respect to the Class C Preferred Stock shall become effective and binding upon all holders of Class C Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class C Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Restated Certificate of Incorporation.


                                   ARTICLE V.

         Except as otherwise provided in Section 3.2 of Article IV, the number of directors of the Corporation shall be fixed from time to time in the manner provided in the By-laws of the Corporation and may be increased or decreased from time to time in the manner provided in such By-laws. Election of directors need not be by written ballot except and to the extent provided in the By-laws of the Corporation.


                                   ARTICLE VI.

         The Board of Directors of the Corporation is expressly authorized to make, alter, or repeal the By-laws of the Corporation, but such authorization shall not divest the stockholders of the power, nor limit their power, to adopt, amend, or repeal such By-laws.


                                  ARTICLE VII.

         1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except as to liability (i) for any breach of the director's duty to loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for violations of Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of a director, then, in addition to the elimination and limitation upon liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent provided or permitted by the amended Delaware General Corporation Law.

         2. Any repeal or modification of the foregoing Section 1 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE VIII.

         The Corporation shall, to the fullest extent permitted by Delaware law as in effect from time to time, indemnify any person against all liability and expense (including reasonable attorneys' fees) incurred by reason of the fact that such person is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, such person is or was serving at the request of the Corporation as a director, officer, partner or trustee of, or in any smaller managerial or fiduciary position of, or as an employee or agent of, another corporation, partnership, joint venture, trust, association, or other entity. The Corporation may, to the fullest extent permitted by Delaware law, as in effect from time to time, indemnify any person against all liability and expense (including attorneys' fees) by reason of fact that he is or was an employee, fiduciary or agent of the Corporation or, while serving as an employee, fiduciary or agent of the Corporation, such person is or was serving at the request of the Corporation as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or an employee or agent of, another corporation, partnership, joint venture, trust, association or other entity. The Corporation may enter into indemnity contracts with directors, officers, employees, fiduciaries and agents of the Corporation setting forth such terms and conditions for the indemnification of such persons as the Corporation's Board of Directors deems advisable subject to the obligations set forth in this Article VIII. Expenses (including reasonable attorneys' fees) incurred in defending an action, suit, or proceeding to the full extent and under the circumstances permitted by Delaware law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article VIII. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any by-law, agreement, vote of stockholders or disinterested directors statute, or otherwise, and shall inure to the benefit of their heirs, executors and administrators. The provisions of this Article VIII shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine in a specific instance or by resolution of general application.


                                   ARTICLE IX.

         Meetings of the stockholders of the Corporation may be held within or without the State of Delaware, as the By-laws may provide. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may be designated from time to time by the By-laws and/or the Board of Directors of the Corporation.


                                   ARTICLE X.

         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in manner as the said court directs. If a majority in number representing three-fourths in value of the stockholders or class of stockholders of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case maybe, and also on this Corporation.


                                   ARTICLE XI.

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to such reservation.

         This Amended and Restated Certificate of Incorporation has been duly adopted by the Stockholders of the Corporation upon the recommendation of the Board of Directors in accordance with the provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Amended and Restated Certificate of Incorporation to be signed by its President and attested by is Secretary this 5th day of November, 1993.

                                               TRANSKARYOTIC THERAPIES, INC.



                                               By:   /s/ K. Michael Forrest
                                                     ---------------------------
                                                     K. Michael Forrest


ATTEST:


/s/ Leslie H. Shapiro
- ----------------------------
Leslie H. Shapiro
Assistant Secretary

[Corporate Seal]

                            CERTIFICATE OF CORRECTION

                     FILED TO CORRECT A CERTAIN ERROR IN THE
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                          TRANSKARYOTIC THERAPIES, INC.


         Transkaryotic Therapies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

         DOES HEREBY CERTIFY:

         1. The name of the corporation is Transkaryotic Therapies, Inc.

         2. An Amended and Restated Certificate of Incorporation was filed by the Secretary of State of Delaware on November 3, 1993 and said Certificate requires correction as permitted by subsection (E) of Section 103 of The General Corporation Law of the State of Delaware.

         3. The inaccuracy of said Certificate to be corrected is the number of shares of Preferred Stock designated Class B Preferred Stock, which said Certificate stated to be 66,000 shares. The correct number of shares of Preferred Stock designated Class B Preferred Stock is 60,000 shares.

                  (a) The first paragraph of Article IV as filed reads as follows:

                           "This Corporation is authorized to issue two classes
                  of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue 15,000,000, par value $0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 1,941,000, par value $1.00 per share. There shall be three classes of Preferred Stock. The first such class shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second such class shall consist of 66,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); and the third such class shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock," and together with the Class A Preferred Stock and the Class B Preferred Stock, the "Preferred Stock")."

                  (b) The first paragraph of Article IV is corrected to read as follows:

                           "This Corporation is authorized to issue two classes
                  of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue 15,000,000, par value $0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 1,941,000, par value $1.00 per share. There shall be three classes of Preferred Stock. The first such class shall consist of 6,000 shares designated Class A Preferred

                  Stock (the "Class A Preferred Stock"); the second such class shall consist of 60,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); and the third such class shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock," and together with the Class A Preferred Stock and the Class B Preferred Stock, the "Preferred Stock")."

         IN WITNESS WHEREOF, said Transkaryotic Therapies, Inc. has caused this certificate to be signed by K. Michael Forrest, its duly authorized President and Chief Executive Officer, and attested by Leslie H. Shapiro, its duly authorized Assistant Secretary, this 17th day of November, 1993.

                                       TRANSKARYOTIC THERAPIES, INC.



                                       By:/s/ K. Michael Forrest
                                          --------------------------------
                                           K. Michael Forrest
                                           President and Chief Executive Officer

ATTEST:


/s/ Leslie H. Shapiro
- ----------------------------
Leslie H. Shapiro
Assistant Secretary


[Corporate Seal]

                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          TRANSKARYOTIC THERAPIES, INC.

         Transkaryotic Therapies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and notice has been given as provided in Section 228 of the General Corporation Law of the State of Delaware. The resolution provides that the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

         Article Fourth of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and replaced with the following:

                                   ARTICLE IV.

         This Corporation is authorized to issue five classes of shares to be designated respectively Common Stock and four classes of Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 15,000,000, par value $0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 2,221,367, par value $1.00 per share. The first class of Preferred Stock shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second class of Preferred Stock shall consist of 60,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); the third class of Preferred Stock shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock"); and the fourth class of Preferred Stock shall consist of 280,367 shares of Class D Preferred Stock (the "Class D Preferred Stock," and together with the Class A Preferred Stock, the Class B Preferred Stock and the Class C Preferred Stock, the "Preferred Stock").

         The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:


         1.       DIVIDENDS.

         1.1.     Preferred Stock.

         (a) Subject to Section 4.1, the holders of the Class A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets at the time legally available, when and as declared by the Board of Directors, on a pro rata basis in accordance with the number of shares of Class A Preferred Stock held by each such holder, which shall accrue from day-to-day at the rate per annum of $70.00 per share, payable quarterly on the last day of each March, June, September and December (commencing March 31, 1992) and an additional amount equal to the amount of the accrued dividend on the preferred stock exchanged by such holder in consideration of Class A Preferred Stock pursuant to the Stock Exchange Agreement dated February 14, 1992, between the Corporation and such holder, and in preference and priority to any payment of any dividend on any Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Common Stock of the Corporation. To the extent that such dividends are not paid, because there exist no funds legally available therefor or for any other reason, such dividends shall accrue.

         (b) No dividend shall be paid on the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock or the Common Stock in any year until all declared and accumulated dividends have been paid on the Class A Preferred Stock. In the event the Board of Directors shall have declared and paid, or set apart for payment, dividends at the rate specified in Section 1.1(a) in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor on the Common Stock, such additional dividends shall, subject to Section 1.1(a) hereof, be declared and paid on each share of Class B Preferred Stock, Class C Preferred Stock, and Class D Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the additional dividends paid on such number of shares of

Common Stock into which each share of Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock is convertible on the record date for such dividend payment.

         1.2. Common Stock. Subject to the preferences and other rights of the Preferred Stock set forth in Section 1.1, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, on a basis in accordance with the number of shares of Common Stock held by each such holder.

         2. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

                  (a) The holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other class of Preferred Stock or Common Stock by reason of their ownership of such stock, the amount of $700.00 per share of Class A Preferred Stock, $400.00 per share of Class B Preferred Stock, $8.00 per share of Class C Preferred Stock and $17.8338 per share of Class D Preferred Stock plus accrued but undeclared and declared but unpaid dividends on each such share. If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock of the full aforesaid preferential amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock in accordance with the aggregate liquidation preference of the shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and/or Class D Preferred Stock held by each of them.

                  (b) After payment has been made to the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock, the holders of the Class B Preferred Stock, the holders of the Class C Preferred Stock and the holders of the Class D Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held by them, assuming conversion of the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock at the respective Conversion Prices then in effect.

                  (c) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options and warrants) of the surviving corporation, or the sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation. Approval of any of the foregoing events by the holders of at least a majority of the Preferred Stock pursuant to Section 5 hereof shall be deemed an election not to treat any of the foregoing events as a liquidation, dissolution or winding up hereunder.

         3.       VOTING RIGHTS.

         3.1. Generally. Subject to Section 5 hereof and except as otherwise required by law, the holder of each share of Common Stock issued and outstanding shall have one vote in respect of each share of Common Stock and the holder of each share of Class B Preferred Stock, Class C Preferred Stock and/or Class D Preferred Stock issued and outstanding shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Class B Preferred Stock, Class C Preferred Stock and/or Class D Preferred Stock can be converted at the record date for determination of those entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is obtained, such votes to be counted together with all other shares of stock of the Corporation having voting power in the election of directors and not separately as a class. Except as otherwise provided by law or in this Certificate of Incorporation, the holders of Class A Preferred Stock shall not be entitled to notice of, or to vote at, any meeting of the stockholders of the Corporation or to vote on any matter relating to the business or affairs of the Corporation. Record holders of Common Stock, Class B Preferred Stock, Class C Preferred Stock and/or Class D Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the by-laws of the Corporation.

         3.2. Class A Preferred Stock Director. Notwithstanding the provisions of Section 3.1:

                  (a) In the event that seven (7) consecutive quarterly dividends with respect to the Class A Preferred Stock as set forth in
         Section 1.1(a) shall be in arrears and shall not have been paid in full, whether or not earned, or in the event the Corporation shall be more than one year in arrears in the redemption of Class A Preferred Stock, then, upon notice to the Corporation given by the holders of not less than 50% of the Class A Preferred Stock then outstanding, the holders of the Class A Preferred shall as a class become entitled to elect one member to the Board of Directors until all accumulated and unpaid dividends thereon and all redemptions in arrears shall have been paid, whereupon such right of the holders of the Class A Preferred Stock to elect one director shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described. Failure by the holders of the Class A Preferred Stock to exercise their rights under this Section 3.2 promptly upon the occurrence of the conditions giving rise to such rights shall not be deemed to be a waiver of such rights, such rights being exercisable at any time such conditions shall have occurred and be continuing.

                  (b) Immediately upon accrual of such right of the holders of Class A Preferred Stock to elect a director pursuant to paragraph (a) above, the number of directors of the Corporation shall, ipso facto, be increased by one, and the directors of the Corporation shall thereupon be divided into classes. One such class shall consist of one director (the "Preferred Director") elected solely by the holders of Class A Preferred Stock (voting as a class), and the other class shall consist of the remaining directors. Whenever the number of directors of the Corporation shall have been so increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and without the vote of the holders of Class A Preferred Stock, provided that no such action shall impair the right of the holders of Class A Preferred Stock to elect the Preferred Director. The holders of the Class A Preferred Stock may at their option at any time exercise their rights under this Section 3.2 by written consent without a meeting in accordance with the General Corporation Law of Delaware.

                  (c) Each Preferred Director elected by the holders of Class A Preferred Stock shall serve for a term of one year and until his or her successor is elected and qualified, or, if earlier, until the right to elect such director ceases in accordance with paragraph (a) above. So long as the holders of Class A Preferred Stock are entitled to elect a Preferred Director, any vacancy in the position of Preferred Director may be filled only by the holders of the Class A Preferred Stock entitled to vote thereon. The Class A Preferred Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Class A Preferred Stock called for such purpose, or the written consent, of the holders of record of a majority of the then outstanding shares of Class A Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

                  (d) Upon the termination of the right of holders of Class A Preferred Stock to elect a Preferred Director, the term of office of the Preferred Director shall forthwith terminate and the number of directors of the Corporation shall thereupon be appropriately decreased.

         4.       CONVERSION.

         4.1. Optional Conversion. The holders of Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock (together, the "Additional Preferred Stock") shall have conversion rights as follows (the "Additional Preferred Conversion Rights"). Each share of Additional Preferred Stock shall be convertible (at the option of the holder thereof) any time at the office of the Corporation or any transfer agent for the Additional Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing the Original Issuance Price (as defined below) for such class of Preferred Stock by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). For the Class B Preferred Stock, the Original Issuance Price is $400.00 and the present Conversion Price is $8.71. For the Class C Preferred Stock, the Original Issuance Price is $8.00 and the initial Conversion Price is $8.00. For the Class D Preferred Stock, the Original Issuance Price is $17.83 and the initial Conversion Price is $17.83. All calculations under this Section 4 shall be made to the nearest cent.

         4.2.     Automatic Conversion.

                  (a) Class A Preferred Stock. Immediately upon the closing of an initial public offering of the Corporation's Common Stock at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combination, or similar recapitalizations occurring after the date hereof) and which results in gross proceeds to the Corporation of at least ten million dollars ($10,000,000) ("Qualified Public Offering"), and simultaneously with the conversion of the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock into Common Stock, all Class A Preferred Stock then outstanding and all rights to any and all then unpaid accrued dividends thereon shall automatically be converted into the number of original issue shares of Common Stock produced by dividing (a) six million dollars ($6,000,000) by (b) the price per share at which Common Stock is offered in the Qualified Public Offering.

                  (b) Additional Preferred Stock. At any time upon the closing of a Qualified Public Offering, each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price of such class of Preferred Stock. In the event of the automatic conversion of Additional Preferred Stock upon a Qualified Public Offering, the party entitled to receive the Common Stock issuable upon such conversion of Additional Preferred Stock shall not be deemed to have converted such Additional Preferred Stock until such party has received from the Corporation all declared and unpaid dividends and accrued but undeclared dividends owed with respect to such party's Additional Preferred Stock and, in any event, until immediately prior to the closing of the Qualified Public Offering.

                  Each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for such class of Preferred Stock upon the vote to so convert of the holders of at least 66-2/3% of such class of Additional Preferred Stock then outstanding. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class B Preferred Stock in the event at least 66-2/3% of the Class B Preferred Stock purchased pursuant to (i) the Class B Preferred Stock Purchase Agreement dated as of February 14, 1992 among the Corporation and the purchasers listed on Schedule A thereto (the "1992 Class B Agreement") and (ii) the Class B Preferred Stock Purchase Agreement dated as of April 20, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "1993 Class B Agreement"), collectively as one group, have been converted into Common Stock. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class C Preferred Stock in the event at least 66-2/3% of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock and Warrant Purchase Agreement dated as of November 3, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "Class C Agreement") have been converted into Common Stock. Each share of Class D Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class D Preferred Stock in the event at least 66- 2/3% of the Class D Preferred Stock purchased pursuant to the Class D Preferred Stock Purchase Agreement dated as of May ___, 1994 among the Corporation and Marion Merrell Dow, Inc. (the "Class D Agreement") have been converted into Common Stock.

         4.3. Mechanics of Conversion. Before any holder of Additional Preferred Stock shall be entitled to convert such Stock into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates evidencing the shares of Additional Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Additional Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
Section 4.2, the outstanding shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Class A Preferred Stock or Additional Preferred Stock, as the case may be, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled hereunder and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Additional Preferred Stock, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Additional Preferred Stock to be converted, or in the case of automatic conversion immediately prior to closing of the Qualified Public Offering or the date of the shareholder vote or conversion of Class A Preferred Stock or Additional Preferred Stock described in Sections 4.1 and 4.2, as applicable, and the party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         4.4. Adjustment of Conversion Prices due to Issuance of Additional Shares. The Conversion Price in effect from time to time for the Additional Preferred Stock shall be subject to adjustment as follows:

                  (a) Special Definitions. For purposes of this Section 4.4, the following definitions shall apply:

                           (i) "Options" shall mean rights, options or warrants
                  to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (ii) "Original Issue Date" shall mean the date on
                  which the class of such Additional Preferred Stock is first issued by the Corporation.

                           (iii) "Convertible Securities" shall mean any
                  evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                           (iv) "Additional Shares of Common Stock" shall mean
                  all shares of Common Stock issued (or, pursuant to Subsection 4.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                                    (A) upon conversion of the Additional
                           Preferred Stock authorized herein;

                                    (B) as a dividend or distribution on the
                           Class A Preferred Stock or Additional Preferred Stock or any event for which adjustment is made pursuant to
                           Section 4.4(f) hereof;

                                    (C) by way of dividend or other distribution
                           on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C);

                                    (D) out of those 1,250,000 shares of Common
                           Stock reserved for issuance pursuant to the 1993 Long-Term Incentive Plan or out of those 180,000 shares of Common Stock reserved for issuance pursuant to the 1993 Non-Employee Directors' Stock Option Plan or pursuant to any other stock option, stock bonus or other employee stock plan approved by the holders of at least a majority of the Additional Preferred Stock voting as one class, which approval shall include the number of shares of Common Stock available for distribution under any such plan; or

                                    (E) upon the exercise of any options or
                           warrants outstanding on the Original Issue Date.

                  (b) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior, to such issue.

                  (c) Deemed Issuance of Additional Shares of Common Stock - Options and Convertible Securities. Except as provided in Section 4.4(a) or Section 4.4(b) hereof, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the document relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (i) no further adjustment in the applicable
                  Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (iii) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if,

                                    (A) in the case of Convertible Securities or
                           Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (iv) no readjustment pursuant to clause (ii) or (iii)
                  above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date, or (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4(c)) for a consideration per share less than the applicable Conversion Price of a class of Additional Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price for such class of Additional Preferred Stock shall be recomputed, concurrently with such issue (calculated to the nearest cent) by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then effective Conversion Price and (2) the consideration, if any, deemed received by the Corporation upon such issue by (y) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for the purposes of this Section 4.4(d), all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Additional Preferred Stock shall be deemed to be outstanding, other than shares of Common Stock excluded from the definition of Additional Shares of Common Stock in this Section 4.4. In no event will the Conversion Price be adjusted as the result of a particular issuance of securities to a price less than the price per share of the Additional Shares of Common Stock issued in such issuance nor shall any adjustment be made in the Conversion Price of any class of Additional Preferred Stock as a result of any issuance of any Additional Shares of Common Stock at a price per share in excess of the initial Conversion Price of such class of Additional

         Preferred Stock nor any adjustments made in such Conversion Price which would result in a Conversion Price higher than the then applicable Conversion Price.

                  (e) Determination of Consideration. For purposes of this
         Section 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i) Cash and Property:  Such consideration shall:

                                    (A) insofar as it consists of cash, be
                           computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
                           than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                                    (C) insofar as Additional Shares of Common
                           Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) Options and Convertible Securities. The
                  consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4(c) (i), relating to Options and Convertible Securities, shall be determined by dividing

                                    (A) the total amount, if any, received or
                           receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Subdivisions, Stock Dividends, Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         4.5. Provision Regarding Adjustment of Conversion Price for Class D Preferred Stock. Notwithstanding any other provision of this Article IV, the Conversion Price of the Class D Preferred Stock shall be reduced, in the event that a Qualified Public Offering does not close on or before March 31, 1995, to $14.12 as of such date, or to such lesser amount as may be required under other provisions of this Article IV.

         4.6. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of the Corporation other than shares of Common Stock, securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.4(c), then, in each such case for the purpose of this Section 4.6, the holders of the Additional Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of such Additional Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         4.7. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Amended and Restated Certificate of Incorporation), provision shall be made so that the holders of the Additional Preferred Stock shall thereafter be entitled to receive upon conversion of the Additional Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Additional Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such class of Additional Preferred Stock) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         4.8. No Impairment. The Corporation will not, by further amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock and Additional Preferred Stock against impairment.

         4.9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any share of Class A or Additional Preferred Stock. If, upon conversion of any share of Class A or Additional Preferred Stock, the registered holder would, except for the provisions of this Section 4.9, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then applicable Conversion Price shall be paid by the Corporation in cash to such registered holder.

         4.10. Reservation of Shares. The Corporation agrees that, so long as any share of Class A or Additional Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issue upon conversion of the Class A or Additional Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of the Class A and Additional Preferred Stock.

         4.11. Validity of Shares. The Corporation agrees that it will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Class A or Additional Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient of the then current par value of the Class A, Class B, Class C and Class D Preferred Stock divided by the number of shares of Common Stock into which each share of Class A, Class B, Class C or Class D Preferred Stock can, from time to time, be converted.

         4.12. Notice of Adjustment. Upon each adjustment of the Conversion Price, the Corporation shall give prompt written notice thereof addressed to the registered holder of each share of the class of Additional Preferred Stock so affected at the address of such holder as shown on the records of the Corporation, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such holder's shares of Additional Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based together with a certificate of the chief financial officer of the Corporation stating that he or she has examined such notice and certifying that the information contained therein is accurate.

         4.13.    Notice of Capital Changes.  If at any time:

                  (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

                  (b) the Corporation shall offer for subscription to the holders of Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any such case, the Corporation shall give the registered holders of the Additional Preferred Stock written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the record date with respect thereto.

         4.14. Taxes. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of the Additional Preferred Stock.

         4.15. Waiver of Adjustment.

         (a) With the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then currently outstanding shares of Class B Preferred Stock, Class C Preferred Stock or Class D Preferred Stock, any antidilution adjustment to which such class of Preferred Stock would otherwise be entitled under this Section 4 may be limited or waived in its entirety. In the event of such a limitation or waiver, the Corporation shall not be required to make any adjustment whatsoever with respect to the Conversion Price of such class of Preferred Stock, or to make any adjustment with respect to such class of Preferred Stock in excess of such limit, as the terms of such consent may dictate.

         (b) Any holder of Additional Preferred Stock shall also be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any antidilution adjustment to which such holder would otherwise be entitled pursuant to the provisions of this Section 4.

         5. COVENANTS. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the then issued and outstanding shares of the applicable class of Preferred Stock:

                  (a) amend or repeal any provision of the Corporation's Amended and Restated Certificate of Incorporation so as to adversely affect the rights, preferences, or privileges of such class of Preferred Stock;

                  (b) authorize or issue additional shares of any class or series of stock of the Corporation other than a class or series of stock of the Corporation ranking equal or junior in rights to such class of Preferred Stock as to dividends or redemption or rights on liquidation, dissolution or winding up;

                  (c) increase the authorized number of shares of such existing class of Preferred Stock or authorize the reissuance thereof after repurchase or redemption;

                  (d) authorize any liquidation, dissolution, winding up of the affairs of the Corporation, consolidation or merger of the Corporation into or with another corporation or corporations, sale of all or substantially all of the Corporation's assets (unless after such consolidation or merger all the terms of such class of Preferred Stock would remain in effect and be assumed by the consolidated or surviving corporation), or distribution of the Corporation's assets by way of return of capital;

                  (e) change the par value of such class of Preferred Stock; or

                  (f) alter in any way the voting rights of such class of Preferred Stock.

         6.       REDEMPTION

         (a) The Corporation shall redeem (to the extent that such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price of One Thousand Dollars ($1,000) per share, plus an amount equal to any and all dividends accrued and unpaid, but without interest, on the 31st day of December (the "Redemption Date") of each of the years of 1995 through 1998 seven hundred fifty (750) shares of Class A Preferred Stock (or such lesser number as shall then be outstanding). If the Corporation is unable on any Redemption Date to redeem any shares of Class A Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

         (b) The Corporation shall have the right, at its option, to redeem as a whole, or from time to time in part, shares of Class A Preferred Stock at the redemption price specified in the preceding paragraph plus an amount equal to any and all dividends accrued and unpaid, but without interest. The Corporation may credit against any mandatory redemption specified in paragraph (a) any shares of Class A Preferred Stock redeemed pursuant to this paragraph (b) or otherwise acquired by the Corporation. Any such credit shall be applied against mandatory redemptions in the inverse order of the above-stated redemption requirements.

         (c) In case of redemption of only part of the shares of Class A Preferred Stock at any time outstanding, the Corporation shall designate by lot the shares so to be redeemed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which the drawings by lot shall be conducted.

         (d) Notice of every redemption provided for in this Section 6 shall be given by mailing the same to every holder of record, any of whose shares are then to be redeemed, not less than fifteen (15) nor more than thirty (30) days prior to the date fixed as the date of the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice shall state that the shares specified in such notice will be redeemed by the Corporation at the redemption price and on the date specified in such notice, upon the surrender for cancellation at the places designated in such notice, of the certificates representing the shares so to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, bearing any necessary transfer tax stamps thereto affixed and cancelled, or accompanied by cash or a certified check in the amount of any stock transfer tax applicable to such transaction. On and after the date specified in the notice described above, each holder of shares called for redemption, upon presentation and surrender in accordance with such notice of the certificates for shares held by such holder and called for redemption, shall be entitled to receive therefor the applicable redemption price. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to pay the redemption price of shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates for such shares be surrendered for redemption and cancellation, and such shares so called for redemption shall from and after such date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive such redemption price but without any interest thereon from or after such date.

         (e) Notwithstanding any other provision of this Section 6, if the holders of at least a majority of the Class A Preferred Stock elect not to have the Corporation redeem the Class A Preferred Stock, then the Corporation shall not redeem any shares of Class A Preferred Stock.

         7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Class A, Class B, Class C or Class D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and limited from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of any such class of Preferred Stock accordingly.

         8.       AMENDMENTS AND WAIVERS.

                  (a) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class A Preferred Stock shall become effective and binding upon all holders of Class A Preferred Stock if the same is approved by the vote or written consent of the holders of at least a majority of the Class A Preferred Stock then issued and outstanding.

                  (b) Any action, approval, request, consent, notice or waiver which is required or permitted under Article IV with respect to the Class B Preferred Stock shall become effective and binding upon all holders of Class B Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class B Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (c) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class C Preferred Stock shall become effective and binding upon all holders of Class C Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class C Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (d) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class D Preferred Stock shall become effective and binding upon all holders of Class D Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class D Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed by its President and attested by its Secretary this 17th day of May, 1994.


                                       Transkaryotic Therapies, Inc.


                                       By:  /s/ K. Michael Forrest
                                            -------------------------------
                                            K. Michael Forrest
                                            President
ATTEST:



/s/ James E. Thomas
- -------------------------
James Thomas
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          TRANSKARYOTIC THERAPIES, INC.

         Transkaryotic Therapies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and notice has been given as provided in Section 228 of the General Corporation Law of the State of Delaware. The resolution provides that the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

         Article Fourth of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and replaced with the following:

                                   ARTICLE IV.

         This Corporation is authorized to issue six classes of shares to be designated respectively Common Stock and five classes of Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 15,000,000, par value

$0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 2,744,927, par value $1.00 per share. The first class of Preferred Stock shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second class of Preferred Stock shall consist of 60,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); the third class of Preferred Stock shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock"); the fourth class of Preferred Stock shall consist of 280,367 shares of Class D Preferred Stock (the "Class D Preferred Stock"); and the fifth class of Preferred Stock shall consist of 523,560 shares of Class E Preferred Stock (the "Class E Preferred Stock," and together with the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock and the Class D Preferred Stock, the "Preferred Stock").

         The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:


         1.       DIVIDENDS.

         1.1.     Preferred Stock.

         (a) Subject to Section 4.1, the holders of the Class A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets at the time legally available, when and as declared by the Board of Directors, on a pro rata basis in accordance with the number of shares of Class A Preferred Stock held by each such holder, which shall accrue from day-to-day at the rate per annum of $70.00 per share, payable quarterly on the last day of each March, June, September and December (commencing March 31, 1992) and an additional amount equal to the amount of the accrued dividend on the preferred stock exchanged by such holder in consideration of Class A Preferred Stock pursuant to the Stock Exchange Agreement dated February 14, 1992, between the Corporation and such holder, and in preference and priority to any payment of any dividend on any Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Common Stock of the Corporation. To the extent that such dividends are not paid, because there exist no funds legally available therefor or for any other reason, such dividends shall accrue.

         (b) No dividend shall be paid on the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock or the Common Stock in any year until all declared and accumulated dividends have been paid on the Class A Preferred Stock. In the event the Board of Directors shall have declared and paid, or set apart for payment, dividends at the rate specified in Section 1.1(a) in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor on the Common Stock, such additional dividends shall, subject to
Section 1.1(a) hereof, be declared and paid on each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, and Class E Preferred Stock at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the additional dividends paid on such number of shares of Common Stock into which each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Class E Preferred Stock is convertible on the record date for such dividend payment.

         1.2. Common Stock. Subject to the preferences and other rights of the Preferred Stock set forth in Section 1.1, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, on a basis in accordance with the number of shares of Common Stock held by each such holder.

         2. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

                  (a) The holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other class of Preferred Stock or Common Stock by reason of their ownership of such stock, the amount of $700.00 per share of Class A Preferred Stock, $400.00 per share of Class B Preferred Stock, $8.00 per share of Class C Preferred Stock, $17.8338 per share of Class D Preferred Stock and $19.10 per share of Class E Preferred Stock plus accrued but undeclared and declared but unpaid dividends on each such share. If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock of the full aforesaid preferential amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock in accordance with the aggregate liquidation preference of the shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and/or Class E Preferred Stock held by each of them.

                  (b) After payment has been made to the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock, the holders of the Class B Preferred Stock, the holders of the Class C Preferred Stock, the holders of the Class D Preferred Stock and the holders of the Class E Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held by them, assuming conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock at the respective Conversion Prices then in effect.

                  (c) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options and warrants) of the surviving corporation, or the sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation. Approval of any of the foregoing events by the holders of at least a majority of the Preferred Stock pursuant to Section 5 hereof shall be deemed an election not to treat any of the foregoing events as a liquidation, dissolution or winding up hereunder.

         3. VOTING RIGHTS.

         3.1. Generally. Subject to Section 5 hereof and except as otherwise required by law, the holder of each share of Common Stock issued and outstanding shall have one vote in respect of each share of Common Stock and the holder of each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and/or Class E Preferred Stock issued and outstanding shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and/or Class E Preferred Stock can be converted at the record date for determination of those entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is obtained, such votes to be counted together with all other shares of stock of the Corporation having voting power in the election of directors and not separately as a class. Except as otherwise provided by law or in this Certificate of Incorporation, the holders of Class A Preferred Stock shall not be entitled to notice of, or to vote at, any meeting of the stockholders of the Corporation or to vote on any matter relating to the business or affairs of the Corporation. Record holders of Common Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and/or Class E Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the by-laws of the Corporation.

         3.2. Class A Preferred Stock Director. Notwithstanding the provisions of Section 3.1:

                  (a) In the event that seven (7) consecutive quarterly dividends with respect to the Class A Preferred Stock as set forth in
         Section 1.1(a) shall be in arrears and shall not have been paid in full, whether or not earned, or in the event the Corporation shall be more than one year in arrears in the redemption of Class A Preferred Stock, then, upon notice to the Corporation given by the holders of not less than 50% of the Class A Preferred Stock then outstanding, the holders of the Class A Preferred shall as a class become entitled to elect one member to the Board of Directors until all accumulated and unpaid dividends thereon and all redemptions in arrears shall have been paid, whereupon such right of the holders of the Class A

         Preferred Stock to elect one director shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described. Failure by the holders of the Class A Preferred Stock to exercise their rights under this Section 3.2 promptly upon the occurrence of the conditions giving rise to such rights shall not be deemed to be a waiver of such rights, such rights being exercisable at any time such conditions shall have occurred and be continuing.

                  (b) Immediately upon accrual of such right of the holders of Class A Preferred Stock to elect a director pursuant to paragraph (a) above, the number of directors of the Corporation shall, ipso facto, be increased by one, and the directors of the Corporation shall thereupon be divided into classes. One such class shall consist of one director (the "Preferred Director") elected solely by the holders of Class A Preferred Stock (voting as a class), and the other class shall consist of the remaining directors. Whenever the number of directors of the Corporation shall have been so increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and without the vote of the holders of Class A Preferred Stock, provided that no such action shall impair the right of the holders of Class A Preferred Stock to elect the Preferred Director. The holders of the Class A Preferred Stock may at their option at any time exercise their rights under this
         Section 3.2 by written consent without a meeting in accordance with the General Corporation Law of Delaware.

                  (c) Each Preferred Director elected by the holders of Class A Preferred Stock shall serve for a term of one year and until his or her successor is elected and qualified, or, if earlier, until the right to elect such director ceases in accordance with paragraph (a) above. So long as the holders of Class A Preferred Stock are entitled to elect a Preferred Director, any vacancy in the position of Preferred Director may be filled only by the holders of the Class A Preferred Stock entitled to vote thereon. The Class A Preferred Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Class A Preferred Stock called for such purpose, or the written consent, of the holders of record of a majority of the then outstanding shares of Class A Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

                  (d) Upon the termination of the right of holders of Class A Preferred Stock to elect a Preferred Director, the term of office of the Preferred Director shall forthwith terminate and the number of directors of the Corporation shall thereupon be appropriately decreased.

         4. CONVERSION.

         4.1. Optional Conversion. The holders of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (together, the "Additional Preferred Stock") shall have conversion rights as follows (the "Additional Preferred Conversion Rights"). Each share of Additional Preferred Stock shall be convertible (at the option of the holder thereof) any time at the office of the Corporation or any transfer agent for the Additional Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing the Original Issuance Price (as defined below) for such class of Preferred Stock by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). For the Class B Preferred Stock, the Original Issuance Price is $400.00 and the present Conversion Price is $8.71. For the Class C Preferred Stock, the Original Issuance Price is $8.00 and the initial Conversion Price is $8.00. For the Class D Preferred Stock, the Original Issuance Price is $17.83 and the initial Conversion Price is $17.83. For the Class E Preferred Stock, the Original Issuance Price is $19.10 and the initial Conversion Price is $19.10. All calculations under this Section 4 shall be made to the nearest cent.

         4.2. Automatic Conversion.

                  (a) Class A Preferred Stock. Immediately upon the closing of an initial public offering of the Corporation's Common Stock at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combination, or similar recapitalizations occurring after the date hereof) and which results in gross proceeds to the Corporation of at least ten million dollars ($10,000,000) ("Qualified Public Offering"), and simultaneously with the conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock into Common Stock, all Class A Preferred Stock then outstanding and all rights to any and all then unpaid accrued dividends thereon shall automatically be converted into the number of original issue shares of Common Stock produced by dividing (a) six million dollars ($6,000,000) by (b) the price per share at which Common Stock is offered in the Qualified Public Offering.

                  (b) Additional Preferred Stock. At any time upon the closing of a Qualified Public Offering, each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price of such class of Preferred Stock. In the event of the automatic conversion of Additional Preferred Stock upon a Qualified Public Offering, the party entitled to receive the Common Stock issuable upon such conversion of Additional Preferred Stock shall not be deemed to have converted such Additional Preferred Stock until such party has received from the Corporation all declared and unpaid dividends and accrued but undeclared dividends owed with respect to such party's Additional Preferred Stock and, in any event, until immediately prior to the closing of the Qualified Public Offering.

                  Each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for such class of Preferred Stock upon the vote to so convert of the holders of at least 66-2/3% of such class of Additional Preferred Stock then outstanding. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class B Preferred Stock in the event at least 66-2/3% of the Class B Preferred Stock purchased pursuant to (i) the

         Class B Preferred Stock Purchase Agreement dated as of February 14, 1992 among the Corporation and the purchasers listed on Schedule A thereto (the "1992 Class B Agreement") and (ii) the Class B Preferred Stock Purchase Agreement dated as of April 20, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "1993 Class B Agreement"), collectively as one group, have been converted into Common Stock. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class C Preferred Stock in the event at least 66-2/3% of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock and Warrant Purchase Agreement dated as of November 3, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "Class C Agreement") have been converted into Common Stock. Each share of Class D Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class D Preferred Stock in the event at least 66- 2/3% of the Class D Preferred Stock purchased pursuant to the Class D Preferred Stock Purchase Agreement dated as of May 18, 1994 among the Corporation and Marion Merrell Dow Inc. (the "Class D Agreement") have been converted into Common Stock. Each share of Class E Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class E Preferred Stock in the event at least 66-2/3% of the Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement dated as of March 1, 1995 among the Corporation and Marion Merrell Dow Inc. (the "Class E Agreement") have been converted into Common Stock.

         4.3. Mechanics of Conversion. Before any holder of Additional Preferred Stock shall be entitled to convert such Stock into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates evidencing the shares of Additional Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Additional Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
Section 4.2, the outstanding shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Class A Preferred Stock or Additional Preferred Stock, as the case may be, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled hereunder and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Additional Preferred Stock, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Additional Preferred Stock to be converted, or in the case of automatic conversion immediately prior to closing of the Qualified Public Offering or the date of the shareholder vote or conversion of Class A Preferred Stock or Additional Preferred Stock described in Sections 4.1 and 4.2, as applicable, and the party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         4.4. Adjustment of Conversion Prices due to Issuance of Additional Shares. The Conversion Price in effect from time to time for the Additional Preferred Stock shall be subject to adjustment as follows:

                  (a) Special Definitions. For purposes of this Section 4.4, the following definitions shall apply:

                           (i) "Options" shall mean rights, options or warrants
                  to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (ii) "Original Issue Date" shall mean the date on
                  which the class of such Additional Preferred Stock is first issued by the Corporation.

                           (iii) "Convertible Securities" shall mean any
                  evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                           (iv) "Additional Shares of Common Stock" shall mean
                  all shares of Common Stock issued (or, pursuant to Section 4.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                                    (A) upon conversion of the Additional
                           Preferred Stock authorized herein;

                                    (B) as a dividend or distribution on the
                           Class A Preferred Stock or Additional Preferred Stock or any event for which adjustment is made pursuant to
                           Section 4.4(f) hereof;

                                    (C) by way of dividend or other distribution
                           on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C);

                                    (D) out of those 1,250,000 shares of Common
                           Stock reserved for issuance pursuant to the 1993 Long-Term Incentive Plan or out of those 180,000 shares of Common Stock reserved for issuance pursuant to the 1993 Non-Employee Directors' Stock Option Plan or pursuant to any other stock option, stock bonus or other employee stock plan approved by the holders of at least a majority of the Additional Preferred Stock voting as one class, which approval shall include the number of shares of Common Stock available for distribution under any such plan; or

                                    (E) upon the exercise of any options or
                           warrants outstanding on the Original Issue Date.

                  (b) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior, to such issue.

                  (c) Deemed Issuance of Additional Shares of Common Stock - Options and Convertible Securities. Except as provided in Section 4.4(a) or Section 4.4(b) hereof, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the document relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (i) no further adjustment in the applicable
                  Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (iii) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if,

                                    (A) in the case of Convertible Securities or
                           Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (iv) no readjustment pursuant to clause (ii) or (iii)
                  above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date, or (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4(c)) for a consideration per share less than the applicable

         Conversion Price of a class of Additional Preferred Stock (other than the Class E Preferred Stock) in effect on the date of and immediately prior to such issue, or in the case of the Class E Preferred Stock for consideration per share less than $14.00 per share, the applicable Conversion Price for such class of Additional Preferred Stock, shall be recomputed, concurrently with such issue (calculated to the nearest cent) by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then effective Conversion Price and (2) the consideration, if any, deemed received by the Corporation upon such issue by (y) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for the purposes of this Section 4.4(d), all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Additional Preferred Stock shall be deemed to be outstanding, other than shares of Common Stock excluded from the definition of Additional Shares of Common Stock in this Section 4.4.; and provided further that no adjustment to the Conversion Price of the Class E Preferred Stock shall be made pursuant to this Section 4.4(d) unless the Corporation shall issue Additional Shares of Common Stock for a consideration per share less than $14.00. In no event will the Conversion Price be adjusted as the result of a particular issuance of securities to a price less than the price per share of the Additional Shares of Common Stock issued in such issuance nor shall any adjustment be made in the Conversion Price of any class of Additional Preferred Stock as a result of any issuance of any Additional Shares of Common Stock at a price per share in excess of the initial Conversion Price of such class of Additional Preferred Stock nor any adjustments made in such Conversion Price which would result in a Conversion Price higher than the then applicable Conversion Price.

                  (e) Determination of Consideration. For purposes of this
         Section 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i) Cash and Property:  Such consideration shall:

                                    (A) insofar as it consists of cash, be
                           computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
                           than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                                    (C) insofar as Additional Shares of Common
                           Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) Options and Convertible Securities. The
                  consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4(c) (i), relating to Options and Convertible Securities, shall be determined by dividing

                                    (A) the total amount, if any, received or
                           receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Subdivisions, Stock Dividends, Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         4.5. Provision Regarding Adjustment of Conversion Price for Class D Preferred Stock. Notwithstanding any other provision of this Article IV, the Conversion Price of the Class D Preferred Stock shall be reduced, in the event that a Qualified Public Offering does not close on or before March 31, 1995, to $14.12 as of such date, or to such lesser amount as may be required under other provisions of this Article IV.

         4.6. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of the Corporation other than shares of Common Stock, securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.4(c), then, in each such case for the purpose of this Section 4.6, the holders of the Additional Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of such Additional Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         4.7. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Amended and Restated Certificate of Incorporation), provision shall be made so that the holders of the Additional Preferred Stock shall thereafter be entitled to receive upon conversion of the Additional Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Additional Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such class of Additional Preferred Stock) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         4.8. No Impairment. The Corporation will not, by further amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock and Additional Preferred Stock against impairment.

         4.9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any share of Class A or Additional Preferred Stock. If, upon conversion of any share of Class A or Additional Preferred Stock, the registered holder would, except for the provisions of this Section 4.9, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then applicable Conversion Price shall be paid by the Corporation in cash to such registered holder.

         4.10. Reservation of Shares. The Corporation agrees that, so long as any share of Class A or Additional Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issue upon conversion of the Class A or Additional Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of the Class A and Additional Preferred Stock.

         4.11. Validity of Shares. The Corporation agrees that it will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Class A or Additional Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient of the then current par value of the Class A, Class B, Class C, Class D and Class E Preferred Stock divided by the number of shares of Common Stock into which each share of Class A, Class B, Class C, Class D or Class E Preferred Stock can, from time to time, be converted.

         4.12. Notice of Adjustment. Upon each adjustment of the Conversion Price, the Corporation shall give prompt written notice thereof addressed to the registered holder of each share of the class of Additional Preferred Stock so affected at the address of such holder as shown on the records of the Corporation, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such holder's shares of Additional Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based together with a certificate of the chief financial officer of the Corporation stating that he or she has examined such notice and certifying that the information contained therein is accurate.

         4.13.    Notice of Capital Changes.  If at any time:

                  (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

                  (b) the Corporation shall offer for subscription to the holders of Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any such case, the Corporation shall give the registered holders of the Additional Preferred Stock written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the record date with respect thereto.

         4.14. Taxes. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of the Additional Preferred Stock.

         4.15. Waiver of Adjustment.

         (a) With the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then currently outstanding shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock or Class E Preferred Stock, any antidilution adjustment to which such class of Preferred Stock would otherwise be entitled under this Section 4 may be limited or waived in its entirety. In the event of such a limitation or waiver, the Corporation shall not be required to make any adjustment whatsoever with respect to the Conversion Price of such class of Preferred Stock, or to make any adjustment with respect to such class of Preferred Stock in excess of such limit, as the terms of such consent may dictate.

         (b) Any holder of Additional Preferred Stock shall also be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any antidilution adjustment to which such holder would otherwise be entitled pursuant to the provisions of this Section 4.

         5. COVENANTS. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the then issued and outstanding shares of the applicable class of Preferred Stock:

                  (a) amend or repeal any provision of the Corporation's Amended and Restated Certificate of Incorporation so as to adversely affect the rights, preferences, or privileges of such class of Preferred Stock;

                  (b) authorize or issue additional shares of any class or series of stock of the Corporation other than a class or series of stock of the Corporation ranking equal or junior in rights to such class of Preferred Stock as to dividends or redemption or rights on liquidation, dissolution or winding up;

                  (c) increase the authorized number of shares of such existing class of Preferred Stock or authorize the reissuance thereof after repurchase or redemption;

                  (d) authorize any liquidation, dissolution, winding up of the affairs of the Corporation, consolidation or merger of the Corporation into or with another corporation or corporations, sale of all or substantially all of the Corporation's assets (unless after such consolidation or merger all the terms of such class of Preferred Stock would remain in effect and be assumed by the consolidated or surviving corporation), or distribution of the Corporation's assets by way of return of capital;

                  (e) change the par value of such class of Preferred Stock; or

                  (f) alter in any way the voting rights of such class of Preferred Stock.

         6.  REDEMPTION

         (a) The Corporation shall redeem (to the extent that such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price of One Thousand Dollars ($1,000) per share, plus an amount equal to any and all dividends accrued and unpaid, but without interest, on the 31st day of December (the "Redemption Date") of each of the years of 1995 through 1998 seven hundred fifty (750) shares of Class A Preferred Stock (or such lesser number as shall then be outstanding). If the Corporation is unable on any Redemption Date to redeem any shares of Class A Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

         (b) The Corporation shall have the right, at its option, to redeem as a whole, or from time to time in part, shares of Class A Preferred Stock at the redemption price specified in the preceding paragraph plus an amount equal to any and all dividends accrued and unpaid, but without interest. The Corporation may credit against any mandatory redemption specified in paragraph (a) any shares of Class A Preferred Stock redeemed pursuant to this paragraph (b) or otherwise acquired by the Corporation. Any such credit shall be applied against mandatory redemptions in the inverse order of the above-stated redemption requirements.

         (c) In case of redemption of only part of the shares of Class A Preferred Stock at any time outstanding, the Corporation shall designate by lot the shares so to be redeemed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which the drawings by lot shall be conducted.

         (d) Notice of every redemption provided for in this Section 6 shall be given by mailing the same to every holder of record, any of whose shares are then to be redeemed, not less than fifteen (15) nor more than thirty (30) days prior to the date fixed as the date of the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice shall state that the shares specified in such notice will be redeemed by the Corporation at the redemption price and on the date specified in such notice, upon the surrender for cancellation at the places designated in such notice, of the certificates representing the shares so to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, bearing any necessary transfer tax stamps thereto affixed and cancelled, or accompanied by cash or a certified check in the amount of any stock transfer tax applicable to such transaction. On and after the date specified in the notice described above, each holder of shares called for redemption, upon presentation and surrender in accordance with such notice of the certificates for shares held by such holder and called for redemption, shall be entitled to receive therefor the applicable redemption price. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to pay the redemption price of shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates for such shares be surrendered for redemption and cancellation, and such shares so called for redemption shall from and after such date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive such redemption price but without any interest thereon from or after such date.

         (e) Notwithstanding any other provision of this Section 6, if the holders of at least a majority of the Class A Preferred Stock elect not to have the Corporation redeem the Class A Preferred Stock, then the Corporation shall not redeem any shares of Class A Preferred Stock.

         7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Class A, Class B, Class C, Class D or Class E Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and limited from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of any such class of Preferred Stock accordingly.


         8. AMENDMENTS AND WAIVERS.

                  (a) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class A Preferred Stock shall become effective and binding upon all holders of Class A Preferred Stock if the same is approved by the vote or written consent of the holders of at least a majority of the Class A Preferred Stock then issued and outstanding.

                  (b) Any action, approval, request, consent, notice or waiver which is required or permitted under Article IV with respect to the Class B Preferred Stock shall become effective and binding upon all holders of Class B Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class B Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (c) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class C Preferred Stock shall become effective and binding upon all holders of Class C Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class C Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (d) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class D Preferred Stock shall become effective and binding upon all holders of Class D Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class D Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (e) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class E Preferred Stock shall become effective and binding upon all holders of Class E Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class E Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed by its President and attested by its Secretary this 1st day of March, 1995.


                                       Transkaryotic Therapies, Inc.


                                       By:/s/ Richard F. Selden
                                          -----------------------------------
                                          Richard F. Selden, M.D., Ph.D.
                                          Chief Executive Officer

                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          TRANSKARYOTIC THERAPIES, INC.

         Transkaryotic Therapies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and notice has been given as provided in Section 228 of the General Corporation Law of the State of Delaware. The resolution provides that the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

         Article Fourth of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and replaced with the following:

                                   ARTICLE IV.

         This Corporation is authorized to issue seven classes of shares to be designated respectively Common Stock and six classes of Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 15,000,000, par value

$0.01 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 3,816,356, par value $1.00 per share. The first class of Preferred Stock shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second class of Preferred Stock shall consist of 60,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); the third class of Preferred Stock shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock"); the fourth class of Preferred Stock shall consist of 280,367 shares of Class D Preferred Stock (the "Class D Preferred Stock"); the fifth class of Preferred Stock shall consist of 523,560 shares of Class E Preferred Stock (the "Class E Preferred Stock,"); and the sixth class of Preferred Stock shall consist of 1,071,429 shares of Class F Preferred Stock (the "Class F Preferred Stock", and together with the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, and the Class E Preferred Stock, the "Preferred Stock").

         The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:


         1.       DIVIDENDS.

         1.1.     Preferred Stock.

         (a) Subject to Section 4.1, the holders of the Class A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets at the time legally available, when and as declared by the Board of Directors, on a pro rata basis in accordance with the number of shares of Class A Preferred Stock held by each such holder, which shall accrue from day-to-day at the rate per annum of $70.00 per share, payable quarterly on the last day of each March, June, September and December (commencing March 31, 1992) and an additional amount equal to the amount of the accrued dividend on the Preferred Stock exchanged by such holder in consideration of Class A Preferred Stock pursuant to the Stock Exchange Agreement dated February 14, 1992, between the Corporation and such holder, and in preference and priority to any payment of any dividend on any Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Common Stock of the Corporation. To the extent that such dividends are not paid, because there exists no funds legally available therefor or for any other reason, such dividends shall accrue.

         (b) No dividend shall be paid on the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock or the Common Stock in any year until all declared and accumulated dividends have been paid on the Class A Preferred Stock. In the event the Board of Directors shall have declared and paid, or set apart for payment, dividends at the rate specified in Section 1.1(a) in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor on the Common Stock, such additional dividends shall, subject to Section 1.1(a) hereof, be declared and paid on each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, and Class F Preferred Stock, at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the additional dividends paid on such number of shares of Common Stock into which each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock is convertible on the record date for such dividend payment.

         1.2. Common Stock. Subject to the preferences and other rights of the Preferred Stock set forth in Section 1.1, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, on a basis in accordance with the number of shares of Common Stock held by each such holder.

         2. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

                  (a) The holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other class of Preferred Stock or Common Stock by reason of their ownership of such stock, the amount of $700.00 per share of Class A Preferred Stock, $400.00 per share of Class B Preferred Stock, $8.00 per share of Class C Preferred Stock, $17.8338 per share of Class D Preferred Stock, $19.10 per share of Class E Preferred Stock, and $14.00 per share of Class F Preferred Stock plus accrued but undeclared and declared but unpaid dividends on each such share. If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock of the full aforesaid preferential amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock in accordance with the aggregate liquidation preference of the shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and/or Class F Preferred Stock held by each of them.

                  (b) After payment has been made to the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock, the holders of the Class B Preferred Stock, the holders of the Class C Preferred Stock, the holders of the Class D Preferred Stock, the holders of the Class E Preferred Stock and the holders of the Class F Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held by them, assuming conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock at the respective Conversion Prices then in effect.

                  (c) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options and warrants) of the surviving corporation, or the sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation. Approval of any of the foregoing events by the holders of at least a majority of the Preferred Stock pursuant to Section 5 hereof shall be deemed an election not to treat any of the foregoing events as a liquidation, dissolution or winding up hereunder.

         3.   VOTING RIGHTS.

         3.1. Generally. Subject to Section 5 hereof and except as otherwise required by law, the holder of each share of Common Stock issued and outstanding shall have one vote in respect of each share of Common Stock and the holder of each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and/or Class F Preferred Stock issued and outstanding shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and/or Class F Preferred Stock can be converted at the record date for determination of those entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is obtained, such votes to be counted together with all other shares of stock of the Corporation having voting power in the election of directors and not separately as a class. Except as otherwise provided by law or in this Certificate of Incorporation, the holders of Class A Preferred Stock shall not be entitled to notice of, or to vote at, any meeting of the stockholders of the Corporation or to vote on any matter relating to the business or affairs of the Corporation. Record holders of Common Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and/or Class F Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation.

         3.2. Class A Preferred Stock Director. Notwithstanding the provisions of Section 3.1:

                  (a) In the event that seven (7) consecutive quarterly dividends with respect to the Class A Preferred Stock as set forth in
         Section 1.1(a) shall be in arrears and
         shall not have been paid in full, whether or not earned, or in the event the Corporation shall be more than one year in arrears in the redemption of Class A Preferred Stock, then, upon notice to the Corporation given by the holders of not less than 50% of the Class A Preferred Stock then outstanding, the holders of the Class A Preferred shall as a class become entitled to elect one member to the Board of Directors until all accumulated and unpaid dividends thereon and all redemptions in arrears shall have been paid, whereupon such right of the holders of the Class A Preferred Stock to elect one director shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described. Failure by the holders of the Class A Preferred Stock to exercise their rights under this
         Section 3.2 promptly upon the occurrence of the conditions giving rise to such rights shall not be deemed to be a waiver of such rights, such rights being exercisable at any time such conditions shall have occurred and be continuing.

                  (b) Immediately upon accrual of such right of the holders of Class A Preferred Stock to elect a director pursuant to paragraph (a) above, the number of directors of the Corporation shall, ipso facto, be increased by one, and the directors of the Corporation shall thereupon be divided into classes. One such class shall consist of one director (the "Preferred Director") elected solely by the holders of Class A Preferred Stock (voting as a class), and the other class shall consist of the remaining directors. Whenever the number of directors of the Corporation shall have been so increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and without the vote of the holders of Class A Preferred Stock, provided that no such action shall impair the right of the holders of Class A Preferred Stock to elect the Preferred Director. The holders of the Class A Preferred Stock may at their option at any time exercise their rights under this
         Section 3.2 by written consent without a meeting in accordance with the General Corporation Law of Delaware.

                  (c) Each Preferred Director elected by the holders of Class A Preferred Stock shall serve for a term of one year and until his or her successor is elected and qualified, or, if earlier, until the right to elect such director ceases in accordance with paragraph (a) above. So long as the holders of Class A Preferred Stock are entitled to elect a Preferred Director, any vacancy in the position of Preferred Director may be filled only by the holders of the Class A Preferred Stock entitled to vote thereon. The Class A Preferred Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Class A Preferred Stock called for such purpose, or the written consent, of the holders of record of a majority of the then outstanding shares of Class A Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

                  (d) Upon the termination of the right of holders of Class A Preferred Stock to elect a Preferred Director, the term of office of the Preferred Director shall forthwith terminate and the number of directors of the Corporation shall thereupon be appropriately decreased.

         4.   CONVERSION.

         4.1. Optional Conversion. The holders of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock (together, the "Additional Preferred Stock") shall have conversion rights as follows (the "Additional Preferred Conversion Rights"). Each share of Additional Preferred Stock shall be convertible (at the option of the holder thereof) any time at the office of the Corporation or any transfer agent for the Additional Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing the Original Issuance Price (as defined below) for such class of Preferred Stock by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). For the Class B Preferred Stock, the Original Issuance Price is $400.00 and the present Conversion Price is $8.71. For the Class C Preferred Stock, the Original Issuance Price is $8.00 and the initial Conversion Price is $8.00. For the Class D Preferred Stock, the Original Issuance Price is $17.83 and the initial Conversion Price is $17.83. For the Class E Preferred Stock, the Original Issuance Price is $19.10 and the initial Conversion Price is $19.10. For the Class F Preferred Stock, the Original Issuance Price is $14.00 and the initial Conversion Price is $14.00. All calculations under this Section 4 shall be made to the nearest cent.

         4.2.     Automatic Conversion.

                  (a) Class A Preferred Stock. Immediately upon the closing of an initial public offering of the Corporation's Common Stock at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combination, or similar recapitalizations occurring after the date hereof) and which results in gross proceeds to the Corporation of at least ten million dollars ($10,000,000) ("Qualified Public Offering"), and simultaneously with the conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock into Common Stock, all Class A Preferred Stock then outstanding and all rights to any and all then unpaid accrued dividends thereon shall automatically be converted into the number of original issue shares of Common Stock produced by dividing (a) six million dollars ($6,000,000) by (b) the price per share at which Common Stock is offered in the Qualified Public Offering.

                  (b) Additional Preferred Stock. At any time upon the closing of a Qualified Public Offering, each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price of such class of Preferred Stock. In the event of the automatic conversion of Additional Preferred Stock upon a Qualified Public Offering, the party entitled to receive the Common Stock issuable upon such conversion of Additional Preferred Stock shall not be deemed to have converted such Additional Preferred Stock until such party has received from the Corporation all declared and unpaid dividends and accrued but undeclared dividends owed with respect to such party's Additional Preferred Stock and, in any event, until immediately prior to the closing of the Qualified Public Offering.

                  Each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for such class of Preferred Stock upon the vote to so convert of the holders of at least 66-2/3% of such class of Additional Preferred Stock then outstanding. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class B Preferred Stock in the event at least 66-2/3% of the Class B Preferred Stock purchased pursuant to (i) the Class B Preferred Stock Purchase Agreement dated as of February 14, 1992 among the Corporation and the purchasers listed on Schedule A thereto (the "1992 Class B Agreement") and (ii) the Class B Preferred Stock Purchase Agreement dated as of April 20, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "1993 Class B Agreement"), collectively as one group, have been converted into Common Stock. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class C Preferred Stock in the event at least 66-2/3% of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock and Warrant Purchase Agreement dated as of November 3, 1993 among the Corporation and the purchasers listed on Schedule A thereto (the "Class C Agreement") have been converted into Common Stock. Each share of Class D Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class D Preferred Stock in the event at least 66- 2/3% of the Class D Preferred Stock purchased pursuant to the Class D Preferred Stock Purchase Agreement dated as of May 18, 1994 among the Corporation and Marion Merrell Dow Inc. (the "Class D Agreement") have been converted into Common Stock. Each share of Class E Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class E Preferred Stock in the event at least 66-2/3% of the Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement dated as of March 1, 1995 among the Corporation and Marion Merrell Dow Inc. (the "Class E Agreement") have been converted into Common Stock. Each share of Class F Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class F Preferred Stock in the event at least 66-2/3% of the Class F Preferred Stock purchased pursuant to the Class F Preferred Stock Purchase Agreement dated as of October 26, 1995 among the Corporation and the purchasers listed on Schedule A thereto (the "Class F Agreement") have been converted into Common Stock.

         4.3. Mechanics of Conversion. Before any holder of Additional Preferred Stock shall be entitled to convert such Stock into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates evidencing the shares of Additional Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Additional Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
Section 4.2, the
outstanding shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Class A Preferred Stock or Additional Preferred Stock, as the case may be, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled hereunder and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Additional Preferred Stock, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Additional Preferred Stock to be converted, or in the case of automatic conversion immediately prior to closing of the Qualified Public Offering or the date of the shareholder vote or conversion of Class A Preferred Stock or Additional Preferred Stock described in Sections 4.1 and 4.2, as applicable, and the party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         4.4. Adjustment of Conversion Prices due to Issuance of Additional Shares. The Conversion Price in effect from time to time for the Additional Preferred Stock shall be subject to adjustment as follows:

                  (a) Special Definitions. For purposes of this Section 4.4, the following definitions shall apply:

                           (i) "Options" shall mean rights, options or warrants
                  to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (ii) "Original Issue Date" shall mean the date on
                  which the class of such Additional Preferred Stock is first issued by the Corporation.

                           (iii) "Convertible Securities" shall mean any
                  evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.


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
                           (iv) "Additional Shares of Common Stock" shall mean
                  all shares of Common Stock issued (or, pursuant to Section 4.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                                    (A) upon conversion of the Additional
                           Preferred Stock authorized herein;

                                    (B) as a dividend or distribution on the
                           Class A Preferred Stock or Additional Preferred Stock or any event for which adjustment is made pursuant to
                           Section 4.4(f) hereof;

                                    (C) by way of dividend or other distribution
                           on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C);

                                    (D) out of those 1,250,000 shares of Common
                           Stock reserved for issuance pursuant to the 1993 Long-Term Incentive Plan or out of those 180,000 shares of Common Stock reserved for issuance pursuant to the 1993 Non-Employee Directors' Stock Option Plan or pursuant to any other stock option, stock bonus or other employee stock plan approved by the holders of at least a majority of the Additional Preferred Stock voting as one class, which approval shall include the number of shares of Common Stock available for distribution under any such plan; or

                                    (E) upon the exercise of any options or
                           warrants outstanding on the Original Issue Date.

                  (b) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior, to such issue.

                  (c) Deemed Issuance of Additional Shares of Common Stock - Options and Convertible Securities. Except as provided in Section 4.4(a) or Section 4.4(b) hereof, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the document relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (i) no further adjustment in the applicable
                  Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (iii) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if,

                                    (A) in the case of Convertible Securities or
                           Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (iv) no readjustment pursuant to clause (ii) or (iii)
                  above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date, or (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4(c)) for a consideration per share less than the applicable Conversion Price of a class of Additional Preferred Stock (other than the Class E Preferred Stock) in effect on the date of and immediately prior to such issue, or in the case of the Class E Preferred Stock for consideration per share less than $14.00 per share, the applicable Conversion Price for such class of Additional Preferred Stock, shall be recomputed, concurrently with such issue (calculated to the nearest cent) by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock deemed to be outstanding immediately prior to such issue multiplied by the then effective Conversion Price and (2) the consideration, if any, deemed received by the Corporation upon such issue by (y) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for the purposes of this Section 4.4(d), all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Additional Preferred Stock shall be deemed to be outstanding, other than shares of Common Stock excluded from the definition of Additional Shares of Common Stock in this Section 4.4.; and provided further that no adjustment to the Conversion Price of the Class E Preferred Stock shall be made pursuant to this Section 4.4(d) unless the Corporation shall issue Additional Shares of Common Stock for a consideration per share less than $14.00. In no event will the Conversion Price be adjusted as the result of a particular issuance of securities to a price less than the price per share of the Additional Shares of Common Stock issued in such issuance nor shall any adjustment be made in the Conversion Price of any class of Additional Preferred Stock as a result of any issuance of any Additional Shares of Common Stock at a price per share in excess of the initial Conversion Price of such class of Additional Preferred Stock nor any adjustments made in such Conversion Price which would result in a Conversion Price higher than the then applicable Conversion Price.

                  (e) Determination of Consideration. For purposes of this
         Section 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i)      Cash and Property: Such consideration shall:

                                    (A) insofar as it consists of cash, be
                           computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
                           than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                                    (C) insofar as Additional Shares of Common
                           Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) Options and Convertible Securities. The
                  consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4(c) (i), relating to Options and Convertible Securities, shall be determined by dividing

                                    (A) the total amount, if any, received or
                           receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Subdivisions, Stock Dividends, Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         4.5. Provision Regarding Adjustment of Conversion Price for Class D Preferred Stock. Notwithstanding any other provision of this Article IV, the Conversion Price of the Class D Preferred Stock shall be reduced, in the event that a Qualified Public Offering does not close on or before March 31, 1995, to $14.12 as of such date, or to such lesser amount as may be required under other provisions of this Article IV.

         4.6. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of the Corporation other than shares of Common Stock, securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.4(c), then, in each such case for the purpose of this Section 4.6, the holders of the Additional Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of such Additional Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         4.7. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Amended and Restated Certificate of Incorporation), provision shall be made so that the holders of the Additional Preferred Stock shall thereafter be entitled to receive upon conversion of the Additional Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Additional Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such class of Additional Preferred Stock) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         4.8. No Impairment. The Corporation will not, by further amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock and Additional Preferred Stock against impairment.

         4.9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any share of Class A or Additional Preferred Stock. If, upon conversion of any share of Class A or Additional Preferred Stock, the registered holder would, except for the provisions of this Section 4.9, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then applicable Conversion Price shall be paid by the Corporation in cash to such registered holder.

         4.10. Reservation of Shares. The Corporation agrees that, so long as any share of Class A or Additional Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issue upon conversion of the Class A or Additional Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of the Class A and Additional Preferred Stock.

         4.11. Validity of Shares. The Corporation agrees that it will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Class A or Additional Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient of the then current par value of the Class A, Class B, Class C, Class D, Class E and Class F Preferred Stock divided by the number of shares of Common Stock into which each share of Class A, Class B, Class C, Class D, Class E or Class F Preferred Stock can, from time to time, be converted.

         4.12. Notice of Adjustment. Upon each adjustment of the Conversion Price, the Corporation shall give prompt written notice thereof addressed to the registered holder of each share of the class of Additional Preferred Stock so affected at the address of such holder as shown on the records of the Corporation, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such holder's shares of Additional Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based together with a certificate of the chief financial officer of the Corporation stating that he or she has examined such notice and certifying that the information contained therein is accurate.

         4.13.    Notice of Capital Changes.  If at any time:

                  (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

                  (b) the Corporation shall offer for subscription to the holders of Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any such case, the Corporation shall give the registered holders of the Additional Preferred Stock written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the record date with respect thereto.

         4.14. Taxes. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of the Additional Preferred Stock.

         4.15. Waiver of Adjustment.

         (a) With the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then currently outstanding shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock or Class F Preferred Stock, any antidilution adjustment to which such class of Preferred Stock would otherwise be entitled under this Section 4 may be limited or waived in its entirety. In the event of such a limitation or waiver, the Corporation shall not be required to make any adjustment whatsoever with respect to the Conversion Price of such class of Preferred Stock, or to make any adjustment with respect to such class of Preferred Stock in excess of such limit, as the terms of such consent may dictate.

         (b) Any holder of Additional Preferred Stock shall also be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any antidilution adjustment to which such holder would otherwise be entitled pursuant to the provisions of this Section 4.

         5. COVENANTS. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the then issued and outstanding shares of the applicable class of Preferred Stock:

                  (a) amend or repeal any provision of the Corporation's Amended and Restated Certificate of Incorporation so as to adversely affect the rights, preferences, or privileges of such class of Preferred Stock;

                  (b) authorize or issue additional shares of any class or series of stock of the Corporation other than a class or series of stock of the Corporation ranking equal or junior in rights to such class of Preferred Stock as to dividends or redemption or rights on liquidation, dissolution or winding up;

                  (c) increase the authorized number of shares of such existing class of Preferred Stock or authorize the reissuance thereof after repurchase or redemption;

                  (d) authorize any liquidation, dissolution, winding up of the affairs of the Corporation, consolidation or merger of the Corporation into or with another corporation or corporations, sale of all or substantially all of the Corporation's assets (unless after such consolidation or merger all the terms of such class of Preferred Stock would remain in effect and be assumed by the consolidated or surviving corporation), or distribution of the Corporation's assets by way of return of capital;

                  (e) change the par value of such class of Preferred Stock; or

                  (f) alter in any way the voting rights of such class of Preferred Stock.

         6.       REDEMPTION

         (a) The Corporation shall redeem (to the extent that such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price of One Thousand Dollars ($1,000) per share, plus an amount equal to any and all dividends accrued and unpaid on each share to be redeemed, but without interest, on the 31st day of December (the "Redemption Date") of each of the years of 1997 through 2000 seven hundred fifty (750) shares of Class A Preferred Stock (or such lesser number as shall then be outstanding). If the Corporation is unable on any Redemption Date to redeem any shares of Class A Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

         (b) The Corporation shall have the right, at its option, to redeem as a whole, or from time to time in part, shares of Class A Preferred Stock at the redemption price specified in the preceding paragraph plus an amount equal to any and all dividends accrued and unpaid, but without interest. The Corporation may credit against any mandatory redemption specified in paragraph (a) any shares of Class A Preferred Stock redeemed pursuant to this paragraph (b) or otherwise acquired by the Corporation. Any such credit shall be applied against mandatory redemptions in the inverse order of the above-stated redemption requirements.

         (c) In case of redemption of only part of the shares of Class A Preferred Stock at any time outstanding, the Corporation shall designate by lot the shares so to be redeemed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which the drawings by lot shall be conducted.

         (d) Notice of every redemption provided for in this Section 6 shall be given by mailing the same to every holder of record, any of whose shares are then to be redeemed, not less than fifteen (15) nor more than thirty (30) days prior to the date fixed as the date of the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice shall state that the shares specified in such notice will be redeemed by the Corporation at the redemption price and on the date specified in such notice, upon the surrender for cancellation at the places designated in such notice, of the certificates representing the shares so to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, bearing any necessary transfer tax stamps thereto affixed and cancelled, or accompanied by cash or a certified check in the amount of any stock transfer tax applicable to such transaction. On and after the date specified in the notice described above, each holder of shares called for redemption, upon presentation and surrender in accordance with such notice of the certificates for shares held by such holder and called for redemption, shall be entitled to receive therefor the applicable redemption price. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to pay the redemption price of shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates for such shares be surrendered for redemption and cancellation, and such shares so called for redemption shall from and after such date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive such redemption price but without any interest thereon from or after such date.

         (e) Notwithstanding any other provision of this Section 6, if the holders of at least a majority of the Class A Preferred Stock elect not to have the Corporation redeem the Class A Preferred Stock, then the Corporation shall not redeem any shares of Class A Preferred Stock.

         7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Class A, Class B, Class C, Class D, Class E or Class F Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of any such class of Preferred Stock accordingly.

         8.       AMENDMENTS AND WAIVERS.

                  (a) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class A Preferred Stock shall become effective and binding upon all holders of Class A Preferred Stock if the same is approved by the vote or written consent of the holders of at least a majority of the Class A Preferred Stock then issued and outstanding.

                  (b) Any action, approval, request, consent, notice or waiver which is required or permitted under Article IV with respect to the Class B Preferred Stock shall become effective and binding upon all holders of Class B Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class B Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (c) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class C Preferred Stock shall become effective and binding upon all holders of Class C Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class C Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (d) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class D Preferred Stock shall become effective and binding upon all holders of Class D Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class D Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (e) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class E Preferred Stock shall become effective and binding upon all holders of Class E Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class E Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (f) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class F Preferred Stock shall become effective and binding upon all holders of Class F Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class F Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed by its President this 25th day of October, 1995.


                                          Transkaryotic Therapies, Inc.


                                          By:/s/ Richard F. Selden
                                             ----------------------------------
                                             Richard F. Selden, M.D., Ph.D.
                                             President

                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          TRANSKARYOTIC THERAPIES, INC.

         Transkaryotic Therapies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware and notice has been given as provided in Section 228 of the General Corporation Law of the State of Delaware. The resolution provides that the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

         Article Fourth of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and replaced with the following:

                                   ARTICLE IV.

         This Corporation is authorized to issue eight classes of shares to be designated Common Stock and seven classes of Preferred Stock, respectively. The total number of shares of Common Stock this Corporation shall have authority to issue is 15,000,000, par value $1.00 per share, and the total number of shares of Preferred Stock this Corporation shall have authority to issue is 4,952,720, par value $1.00 per share. The first class of Preferred Stock shall consist of 6,000 shares designated Class A Preferred Stock (the "Class A Preferred Stock"); the second class of Preferred Stock shall consist of 60,000 shares designated Class B Preferred Stock (the "Class B Preferred Stock"); the third class of Preferred Stock shall consist of 1,875,000 shares of Class C Preferred Stock (the "Class C Preferred Stock"); the fourth class of Preferred Stock shall consist of 280,367 shares of Class D Preferred Stock (the "Class D Preferred Stock"); the fifth class of Preferred Stock shall consist of 523,560 shares of Class E Preferred Stock (the "Class E Preferred Stock,"); the sixth class of Preferred Stock shall consist of 1,071,429 shares of Class F Preferred Stock (the "Class F Preferred Stock,"); and the seventh class of Preferred Stock shall consist of 1,136,364 shares of Class G Preferred Stock (the "Class G Preferred Stock;" together with the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock, the "Preferred Stock").

         The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:

         1.       DIVIDENDS.

         1.1.     Preferred Stock.

         (a) Subject to Section 4.1, the holders of the Class A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets at the time legally available, when and as declared by the Board of Directors, on a pro rata basis in accordance with the number of shares of Class A Preferred Stock held by each such holder, which shall accrue from day-to-day at the rate per annum of $70.00 per share, payable quarterly on the last day of each March, June, September and December (commencing March 31, 1992) and an additional amount equal to the amount of the accrued dividend on the Preferred Stock exchanged by such holder in consideration of Class A Preferred Stock pursuant to the Stock Exchange Agreement dated February 14, 1992, between the Corporation and such holder, and in preference and priority to any payment of any dividend on any Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock, Class G Preferred Stock and Common Stock of the Corporation. To the extent that such dividends are not paid, because there exists no funds legally available therefor or for any other reason, such dividends shall accrue.

         (b) No dividend shall be paid on the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock, the Class G Preferred Stock or the Common Stock in any year until all declared and accumulated dividends have been paid on the Class A Preferred Stock. In the event the Board of Directors shall have declared and paid, or set apart for payment, dividends at the rate specified in Section 1.1(a) in any one fiscal year, and shall elect to declare additional dividends in that fiscal year out of funds legally available therefor on the Common Stock, such additional dividends shall, subject to Section 1.1(a) hereof, be declared and paid on each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock, at the same time as any dividends are declared and paid on the Common Stock, in an amount equal to the additional dividends paid on such number of shares of Common Stock into which each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock is convertible on the record date for such dividend payment.

         1.2. Common Stock. Subject to the preferences and other rights of the Preferred Stock set forth in Section 1.1, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, on a basis in accordance with the number of shares of Common Stock held by each such holder.

         2. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

                  (a) The holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and the Class G Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other class of Preferred Stock or Common Stock by reason of their ownership of such stock, the amount of $700.00 per share of Class A Preferred Stock, $400.00 per share of Class B Preferred Stock, $8.00 per share of Class C Preferred Stock, $17.8338 per share of Class D Preferred Stock, $19.10 per share of Class E Preferred Stock, $14.00 per share of Class F Preferred Stock and $22.00 per share of Class G Preferred Stock, plus accrued but undeclared and declared but unpaid dividends on each such share. If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and the Class G Preferred Stock of the full aforesaid preferential amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and

         Class G Preferred Stock in accordance with the aggregate liquidation preference of the shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and/or Class G Preferred Stock held by each of them.

                  (b) After payment has been made to the holders of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and the Class G Preferred Stock of the full amounts to which they shall be entitled as aforesaid, the holders of the Common Stock, the holders of the Class B Preferred Stock, the holders of the Class C Preferred Stock, the holders of the Class D Preferred Stock, the holders of the Class E Preferred Stock, the holders of the Class F Preferred Stock and the holders of the Class G Preferred Stock shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held by them, assuming conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and the Class G Preferred Stock at the respective Conversion Prices then in effect.

                  (c) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the merger or consolidation do not own more than fifty percent (50%) of the outstanding voting power (assuming conversion of all convertible securities and the exercise of all outstanding options and warrants) of the surviving corporation, or the sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation. Approval of any of the foregoing events by the holders of at least a majority of the Preferred Stock pursuant to Section 5 hereof shall be deemed an election not to treat any of the foregoing events as a liquidation, dissolution or winding up hereunder.

         3.       VOTING RIGHTS.

         3.1. Generally. Subject to Section 5 hereof and except as otherwise required by law, the holder of each share of Common Stock issued and outstanding shall have one vote in respect of each share of Common Stock and the holder of each share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and/or Class G Preferred Stock issued and outstanding shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and/or Class G Preferred Stock can be converted at the record date for determination of those entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is obtained, such votes to be counted together with all other shares of stock of the Corporation having voting power in the election of directors and not separately as a class.

Except as otherwise provided by law or in this Certificate of Incorporation, the holders of Class A Preferred Stock shall not be entitled to notice of, or to vote at, any meeting of the stockholders of the Corporation or to vote on any matter relating to the business or affairs of the Corporation. Record holders of Common Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and/or Class G Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation.

         3.2. Class A Preferred Stock Director. Notwithstanding the provisions of Section 3.1:

                  (a) In the event that seven (7) consecutive quarterly dividends with respect to the Class A Preferred Stock as set forth in
         Section 1.1(a) shall be in arrears and shall not have been paid in full, whether or not earned, or in the event the Corporation shall be more than one year in arrears in the redemption of Class A Preferred Stock, then, upon notice to the Corporation given by the holders of not less than 50% of the Class A Preferred Stock then outstanding, the holders of the Class A Preferred shall as a class become entitled to elect one member to the Board of Directors until all accumulated and unpaid dividends thereon and all redemptions in arrears shall have been paid, whereupon such right of the holders of the Class A Preferred Stock to elect one director shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described. Failure by the holders of the Class A Preferred Stock to exercise their rights under this Section 3.2 promptly upon the occurrence of the conditions giving rise to such rights shall not be deemed to be a waiver of such rights, such rights being exercisable at any time such conditions shall have occurred and be continuing.

                  (b) Immediately upon accrual of such right of the holders of Class A Preferred Stock to elect a director pursuant to paragraph (a) above, the number of directors of the Corporation shall, ipso facto, be increased by one, and the directors of the Corporation shall thereupon be divided into classes. One such class shall consist of one director (the "Preferred Director") elected solely by the holders of Class A Preferred Stock (voting as a class), and the other class shall consist of the remaining directors. Whenever the number of directors of the Corporation shall have been so increased, the number as so increased may thereafter be further increased or decreased in such manner as may be permitted by the By-laws of the Corporation and without the vote of the holders of Class A Preferred Stock, provided that no such action shall impair the right of the holders of Class A Preferred Stock to elect the Preferred Director. The holders of the Class A Preferred Stock may at their option at any time exercise their rights under this
         Section 3.2 by written consent without a meeting in accordance with the General Corporation Law of Delaware.

                  (c) Each Preferred Director elected by the holders of Class A Preferred Stock shall serve for a term of one year and until his or her successor is elected and qualified, or, if earlier, until the right to elect such director ceases in accordance with paragraph (a) above. So long as the holders of Class A Preferred Stock are entitled to elect a Preferred Director, any vacancy in the position of Preferred Director may be filled only by the holders of the Class A Preferred Stock entitled to vote thereon. The Class A Preferred Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Class A Preferred Stock called for such purpose, or the written consent, of the holders of record of a majority of the then outstanding shares of Class A Preferred Stock. Any vacancy created by such removal may also be filled at such meeting or by such consent.

                  (d) Upon the termination of the right of holders of Class A Preferred Stock to elect a Preferred Director, the term of office of the Preferred Director shall forthwith terminate and the number of directors of the Corporation shall thereupon be appropriately decreased.

         4.   CONVERSION.

         4.1. Optional Conversion. The holders of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock (together, the "Additional Preferred Stock") shall have conversion rights as follows (the "Additional Preferred Conversion Rights"). Each share of Additional Preferred Stock shall be convertible (at the option of the holder thereof) any time at the office of the Corporation or any transfer agent for the Additional Preferred Stock into the number of shares of the Common Stock of the Corporation obtained by dividing the Original Issuance Price (as defined below) for such class of Preferred Stock by the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). For the Class B Preferred Stock, the Original Issuance Price is $400.00 and the present Conversion Price is $8.71. For the Class C Preferred Stock, the Original Issuance Price is $8.00 and the initial Conversion Price is $8.00. For the Class D Preferred Stock, the Original Issuance Price is $17.83 and the initial Conversion Price is $17.83. For the Class E Preferred Stock, the Original Issuance Price is $19.10 and the initial Conversion Price is $19.10. For the Class F Preferred Stock, the Original Issuance Price is $14.00 and the initial Conversion Price is $14.00. For the Class G Preferred Stock, the Original Issuance Price is $22.00 and the initial Conversion Price is $22.00. All calculations under this Section 4 shall be made to the nearest cent.

         4.2.     Automatic Conversion.

                  (a) Class A Preferred Stock. Immediately upon the closing of an initial public offering of the Corporation's Common Stock at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combination, or similar recapitalizations occurring after the date hereof) and which results in gross proceeds to the Corporation of at least ten million dollars ($10,000,000) ("Qualified Public Offering"), and simultaneously with the conversion of the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock and the Class G Preferred Stock into Common Stock, all Class A Preferred Stock then outstanding and all rights to any and all then unpaid accrued dividends thereon shall automatically be converted into the number of original issue shares of Common Stock produced by dividing (a) six million dollars ($6,000,000) by (b) the price per share at which Common Stock is offered in the Qualified Public Offering.

                  (b) Additional Preferred Stock. At any time upon the closing of a Qualified Public Offering, each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price of such class of Preferred Stock. In the event of the automatic conversion of Additional Preferred Stock upon a Qualified Public Offering, the party entitled to receive the Common Stock issuable upon such conversion of Additional Preferred Stock shall not be deemed to have converted such Additional Preferred Stock until such party has received from the Corporation all declared and unpaid dividends and accrued but undeclared dividends owed with respect to such party's Additional Preferred Stock and, in any event, until immediately prior to the closing of the Qualified Public Offering.

                  Each share of Additional Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for such class of Preferred Stock upon the vote to so convert of the holders of at least 66-2/3% of such class of Additional Preferred Stock then outstanding. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class B Preferred Stock in the event at least 66-2/3% of the Class B Preferred Stock purchased pursuant to (i) the Class B Preferred Stock Purchase Agreement dated as of February 14, 1992 among the Corporation and the purchasers listed on Schedule A thereto and (ii) the Class B Preferred Stock Purchase Agreement dated as of April 20, 1993 among the Corporation and the purchasers listed on Schedule A thereto, collectively as one group, have been converted into Common Stock. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class C Preferred Stock in the event at least 66-2/3% of the Class C Preferred Stock purchased pursuant to the Class C Preferred Stock and Warrant Purchase Agreement dated as of November 3, 1993 among the Corporation and the purchasers listed on Schedule A thereto have been converted into Common Stock. Each share of Class D Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class D Preferred Stock in the event at least 66-2/3% of the

         Class D Preferred Stock purchased pursuant to the Class D Preferred Stock Purchase Agreement dated as of May 18, 1994 among the Corporation and Marion Merrell Dow Inc. have been converted into Common Stock. Each share of Class E Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class E Preferred Stock in the event at least 66-2/3% of the Class E Preferred Stock purchased pursuant to the Class E Preferred Stock Purchase Agreement dated as of March 1, 1995 among the Corporation and Marion Merrell Dow Inc. have been converted into Common Stock. Each share of Class F Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class F Preferred Stock in the event at least 66-2/3% of the Class F Preferred Stock purchased pursuant to the Class F Preferred Stock Purchase Agreement dated as of October 26, 1995 among the Corporation and the purchasers listed on Schedule A thereto have been converted into Common Stock. Each share of Class G Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the formula set forth in Section 4.1 hereof at the then effective Conversion Price for Class G Preferred Stock in the event at least 66-2/3% of the Class G Preferred Stock purchased pursuant to the Class G Preferred Stock Purchase Agreement dated as of ____ __, 1996 among the Corporation and the purchasers listed on Schedule A thereto have been converted into Common Stock.

         4.3. Mechanics of Conversion. Before any holder of Additional Preferred Stock shall be entitled to convert such Stock into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates evidencing the shares of Additional Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Additional Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
Section 4.2, the outstanding shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Class A Preferred Stock or Additional Preferred Stock, as the case may be, are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Class A Preferred Stock or Additional Preferred Stock, as the case may be, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled hereunder and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder's Additional Preferred Stock, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Additional Preferred Stock to be converted, or in the case of automatic conversion immediately prior to closing of the Qualified Public Offering or the date of the shareholder vote or conversion of Class A Preferred Stock or Additional Preferred Stock described in Sections 4.1 and 4.2, as applicable, and the party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         4.4. Adjustment of Conversion Prices due to Issuance of Additional Shares. The Conversion Price in effect from time to time for the Additional Preferred Stock shall be subject to adjustment as follows:

                  (a) Special Definitions. For purposes of this Section 4.4, the following definitions shall apply:

                           (i) "Options" shall mean rights, options or warrants
                  to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (ii) "Original Issue Date" shall mean the date on
                  which the class of such Additional Preferred Stock is first issued by the Corporation.

                           (iii) "Convertible Securities" shall mean any
                  evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                           (iv) "Additional Shares of Common Stock" shall mean
                  all shares of Common Stock issued (or, pursuant to Section 4.4(c), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                                    (A) upon conversion of the Additional
                           Preferred Stock authorized herein;

                                    (B) as a dividend or distribution on the
                           Class A Preferred Stock or Additional Preferred Stock or any event for which adjustment is made pursuant to
                           Section 4.4(f) hereof;

                                    (C) by way of dividend or other distribution
                           on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C);

                                    (D) out of those 1,250,000 shares of Common
                           Stock reserved for issuance pursuant to the 1993 Long-Term Incentive Plan or out of those 180,000 shares of Common Stock reserved for issuance pursuant to the 1993 Non-Employee Directors' Stock Option Plan or pursuant to any other stock option, stock bonus or other employee stock plan approved by the holders of at least a majority of the Additional Preferred Stock voting as one class, which approval shall include the number of shares of Common Stock available for distribution under any such plan; or

                                    (E) upon the exercise of any options or
                           warrants outstanding on the Original Issue Date.

                  (b) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior, to such issue.

                  (c) Deemed Issuance of Additional Shares of Common Stock - Options and Convertible Securities. Except as provided in Section 4.4(a) or Section 4.4(b) hereof, in the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the document relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (i) no further adjustment in the applicable
                  Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (iii) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if,

                                    (A) in the case of Convertible Securities or
                           Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (iv) no readjustment pursuant to clause (ii) or (iii)
                  above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date, or (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4(c)) for a consideration per share less than the applicable Conversion Price of a class of Additional Preferred Stock (other than the Class E Preferred Stock) in effect on the date of and immediately prior to such issue or, in the case of the Class E Preferred Stock, for consideration per share less than $14.00 per share, the applicable Conversion Price for such class of Additional Preferred Stock, shall be recomputed, concurrently with such issue (calculated to the nearest cent) by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock deemed to be outstanding immediately prior to such issue multiplied by the then effective Conversion Price and (2) the consideration, if any, deemed received by the Corporation upon such issue by (y) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for the purposes of this Section 4.4(d), all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Additional Preferred Stock shall be deemed to be outstanding, other than shares of Common Stock excluded from the definition of Additional Shares of Common Stock in this Section 4.4; and provided further that no adjustment to the Conversion Price of the Class E Preferred Stock shall be made pursuant to this Section 4.4(d) unless the Corporation shall issue Additional Shares of Common Stock for a consideration per share less than $14.00. In no event will the Conversion Price be adjusted as the result of a particular issuance of securities to a price less than the price per share of the Additional Shares of Common Stock issued in such issuance nor shall any adjustment be made in the Conversion Price of any class of Additional Preferred Stock as a result of any issuance of any Additional Shares of Common Stock at a price per share in excess of the initial Conversion Price of such class of Additional Preferred Stock nor any adjustments made in such Conversion Price which would result in a Conversion Price higher than the then applicable Conversion Price.

                  (e) Determination of Consideration. For purposes of this
         Section 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i) Cash and Property:  Such consideration shall:

                                    (A) insofar as it consists of cash, be
                           computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
                           than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

                                    (C) insofar as Additional Shares of Common
                           Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) Options and Convertible Securities. The
                  consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4(c) (i), relating to Options and Convertible Securities, shall be determined by dividing

                                    (A) the total amount, if any, received or
                           receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Subdivisions, Stock Dividends, Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         4.5. Provision Regarding Adjustment of Conversion Price for Class D Preferred Stock. Notwithstanding any other provision of this Article IV, the Conversion Price of the Class D Preferred Stock shall be reduced, in the event that a Qualified Public Offering does not close on or before March 31, 1995, to $14.12 as of such date, or to such lesser amount as may be required under other provisions of this Article IV.

         4.6. Other Distributions. In the event the Corporation shall declare a distribution payable in securities of the Corporation other than shares of Common Stock, securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.4(c), then, in each such case for the purpose of this Section 4.6, the holders of the Additional Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of such Additional Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         4.7. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Amended and Restated Certificate of Incorporation), provision shall be made so that the holders of the Additional Preferred Stock shall thereafter be entitled to receive upon conversion of the Additional Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Additional Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such class of Additional Preferred Stock) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         4.8. No Impairment. The Corporation will not, by further amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock and Additional Preferred Stock against impairment.

         4.9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any share of Class A or Additional Preferred Stock. If, upon conversion of any share of Class A or Additional Preferred Stock, the registered holder would, except for the provisions of this Section 4.9, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then applicable Conversion Price shall be paid by the Corporation in cash to such registered holder.

         4.10. Reservation of Shares. The Corporation agrees that, so long as any share of Class A or Additional Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issue upon conversion of the Class A or Additional Preferred Stock, the full number of shares of Common Stock then issuable upon conversion of the Class A and Additional Preferred Stock.

         4.11. Validity of Shares. The Corporation agrees that it will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Class A or Additional Preferred Stock will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient of the then current par value of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Preferred Stock divided by the number of shares of Common Stock into which each share of Class A, Class B, Class C, Class D, Class E, Class F or Class G Preferred Stock can, from time to time, be converted.

         4.12. Notice of Adjustment. Upon each adjustment of the Conversion Price, the Corporation shall give prompt written notice thereof addressed to the registered holder of each share of the class of Additional Preferred Stock so affected at the address of such holder as shown on the records of the Corporation, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such holder's shares of Additional Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based together with a certificate of the chief financial officer of the Corporation stating that he or she has examined such notice and certifying that the information contained therein is accurate.

         4.13. Notice of Capital Changes.  If at any time:

                  (a) the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

                  (b) the Corporation shall offer for subscription to the holders of Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any such case, the Corporation shall give the registered holders of the Additional Preferred Stock written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the record date with respect thereto.

         4.14. Taxes. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of the Additional Preferred Stock.

         4.15. Waiver of Adjustment.

         (a) With the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then currently outstanding shares of Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock or Class G Preferred Stock, any antidilution adjustment to which such class of Preferred Stock would otherwise be entitled under this Section 4 may be limited or waived in its entirety. In the event of such a limitation or waiver, the Corporation shall not be required to make any adjustment whatsoever with respect to the Conversion Price of such class of Preferred Stock, or to make any adjustment with respect to such class of Preferred Stock in excess of such limit, as the terms of such consent may dictate.

         (b) Any holder of Additional Preferred Stock shall also be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any antidilution adjustment to which such holder would otherwise be entitled pursuant to the provisions of this Section 4.

         5. COVENANTS. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the then issued and outstanding shares of the applicable class of Preferred Stock:

                  (a) amend or repeal any provision of the Corporation's Amended and Restated Certificate of Incorporation so as to adversely affect the rights, preferences, or privileges of such class of Preferred Stock;

                  (b) authorize or issue additional shares of any class or series of stock of the Corporation other than a class or series of stock of the Corporation ranking equal or junior in rights to such class of Preferred Stock as to dividends or redemption or rights on liquidation, dissolution or winding up;

                  (c) increase the authorized number of shares of such existing class of Preferred Stock or authorize the reissuance thereof after repurchase or redemption;

                  (d) authorize any liquidation, dissolution, winding up of the affairs of the Corporation, consolidation or merger of the Corporation into or with another corporation or corporations, sale of all or substantially all of the Corporation's assets (unless after such consolidation or merger all the terms of such class of Preferred Stock would remain in effect and be assumed by the consolidated or surviving corporation), or distribution of the Corporation's assets by way of return of capital;

                  (e) change the par value of such class of Preferred Stock; or

                  (f) alter in any way the voting rights of such class of Preferred Stock.

         6.       REDEMPTION

         (a) The Corporation shall redeem (to the extent that such redemption shall not violate any applicable provisions of the laws of the State of Delaware) at a price of One Thousand Dollars ($1,000) per share, plus an amount equal to any and all dividends accrued and unpaid on each share to be redeemed, but without interest, on the 31st day of December (the "Redemption Date") of each of the years of 1997 through 2000 seven hundred fifty (750) shares of Class A Preferred Stock (or such lesser number as shall then be outstanding). If the Corporation is unable on any Redemption Date to redeem any shares of Class A Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws.

         (b) The Corporation shall have the right, at its option, to redeem as a whole, or from time to time in part, shares of Class A Preferred Stock at the redemption price specified in the preceding paragraph plus an amount equal to any and all dividends accrued and unpaid, but without interest. The Corporation may credit against any mandatory redemption specified in paragraph (a) any shares of Class A Preferred Stock redeemed pursuant to this paragraph (b) or otherwise acquired by the Corporation. Any such credit shall be applied against mandatory redemptions in the inverse order of the above-stated redemption requirements.

         (c) In case of redemption of only part of the shares of Class A Preferred Stock at any time outstanding, the Corporation shall designate by lot the shares so to be redeemed. Subject to the limitations and provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which the drawings by lot shall be conducted.

         (d) Notice of every redemption provided for in this Section 6 shall be given by mailing the same to every holder of record, any of whose shares are then to be redeemed, not less than fifteen (15) nor more than thirty (30) days prior to the date fixed as the date of the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice shall state that the shares specified in such notice will be redeemed by the Corporation at the redemption price and on the date specified in such notice, upon the surrender for cancellation at the places designated in such notice, of the certificates representing the shares so to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, bearing any necessary transfer tax stamps thereto affixed and cancelled, or accompanied by cash or a certified check in the amount of any stock transfer tax applicable to such transaction. On and after the date specified in the notice described above, each holder of shares called for redemption, upon presentation and surrender in accordance with such notice of the certificates for shares held by such holder and called for redemption, shall be entitled to receive therefor the applicable redemption price. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to pay the redemption price of shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates for such shares be surrendered for redemption and cancellation, and such shares so called for redemption shall from and after such date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive such redemption price but without any interest thereon from or after such date.

         (e) Notwithstanding any other provision of this Section 6, if the holders of at least a majority of the Class A Preferred Stock elect not to have the Corporation redeem the Class A Preferred Stock, then the Corporation shall not redeem any shares of Class A Preferred Stock.

         7. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Class A, Class B, Class C, Class D, Class E, Class F or Class G Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of any such class of Preferred Stock accordingly.

         8.       AMENDMENTS AND WAIVERS.

                  (a) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class A Preferred Stock shall become effective and binding upon all holders of Class A Preferred Stock if the same is approved by the vote or written consent of the holders of at least a majority of the Class A Preferred Stock then issued and outstanding.

                  (b) Any action, approval, request, consent, notice or waiver which is required or permitted under Article IV with respect to the Class B Preferred Stock shall become effective and binding upon all holders of Class B Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class B Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (c) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class C Preferred Stock shall become effective and binding upon all holders of Class C Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class C Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (d) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class D Preferred Stock shall become effective and binding upon all holders of Class D Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class D Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (e) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class E Preferred Stock shall become effective and binding upon all holders of Class E Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class E Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (f) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class F Preferred Stock shall become effective and binding upon all holders of Class F Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class F Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

                   (g) Any action, approval, request, consent, notice or waiver which is required or permitted under this Article IV with respect to the Class G Preferred Stock shall become effective and binding upon all holders of Class G Preferred Stock if the same is approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Class G Preferred Stock then issued and outstanding, except as expressly provided otherwise in this Amended and Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed by its President this 9th day of July, 1996.


                                         Transkaryotic Therapies, Inc.


                                         By:/s/ Richard F. Selden
                                            -----------------------------------
                                            Richard F. Selden, M.D., Ph.D.
                                            President